BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                  245 Park Avenue
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LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294   fax

                       IRWIN HOME EQUITY LOAN TRUST 2001-2

                 PRELIMINARY TERM SHEET/COMPUTATIONAL MATERIALS
--------- -------------------------- --------------------------- ---------------
FAX TO:                                                 DATE:    09/07/01
COMPANY:  Bear, Stearns & Co. Inc.     # PAGES (incl. cover):    60
FAX NO:   (212) 272-7294                            PHONE NO:    (212) 272-2703
--------- -------------------------- --------------------------- ---------------
FROM:                                               PHONE NO:
--------- -------------------------- --------------------------- ---------------

 STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER
                                  INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

GENERAL INFORMATION: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 2001-2
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET (PAGE 1 OF 16)
--------------------------------------------------------------------------------
CHARACTERISTICS OF THE NOTES (A), (B), (C), (D), (E), (F), (G), (H), (I), (J),
(K)
-------------------------------------------------------------------------------

                                                                              INITIAL
                    APPROXIMATE               AVG LIFE  PRINCIPAL PRINCIPAL   RATINGS
OFFERED            INITIAL NOTE               TO CALL    LOCKOUT    WINDOW    (MOODY'S/       COLLATERAL                 LEGAL FINAL
SECURITIES          BALANCE (C)    COUPON     (YEARS)   (MONTHS)  (MONTHS)    S&P/FITCH)        TYPE        LOAN GROUP  PAYMENT DATE
----------------   --------------  ---------- --------  --------  ---------   ----------    ----------      ----------  ------------
Class IA-1 Notes    $[89,444,000]  Floater(d)    1.00        0        24     Aaa/AAA/AAA     HEL Fixed      Loan Group I    11/25/11
Class IA-2 Notes    $[62,346,000]    Fixed       3.00       23        32     Aaa/AAA/AAA     HEL Fixed      Loan Group I    11/25/15
Class IA-3 Notes    $[28,140,000]  Fixed (f)     6.45       54        56     Aaa/AAA/AAA     HEL Fixed      Loan Group I     2/25/27
----------------   --------------  ---------- --------  --------  ---------   ----------    ----------      ----------  ------------
Class IIA-1 Notes   $[79,769,000]  Floater(e)    1.00        0        22     Aaa/AAA/AAA     HLTV Fixed     Loan Group II    2/25/11
Class IIA-2 Notes   $[11,754,000]    Fixed       2.00       21         5     Aaa/AAA/AAA     HLTV Fixed     Loan Group II   11/25/11
Class IIA-3 Notes   $[64,248,000]    Fixed       3.00       25        26     Aaa/AAA/AAA     HLTV Fixed     Loan Group II    3/25/15
Class IIA-4 Notes   $[21,246,000]    Fixed       5.00       50        20     Aaa/AAA/AAA     HLTV Fixed     Loan Group II    1/25/16
Class IIA-5 Notes   $[46,650,000]  Fixed (f)     8.34       69        56     Aaa/AAA/AAA     HLTV Fixed     Loan Group II    2/25/27
----------------   --------------  ---------- --------  --------  ---------   ----------    ----------      ----------  ------------
Class IIIA-1 Notes $[130,000,000]  Floater(g)    3.99        0       125     Aaa/AAA/AAA       HELOC       Loan Group III    7/25/26
----------------   --------------  ---------- --------  --------  ---------   ----------    ----------      ----------  ------------
Class M-1 Notes     $[53,022,000]  Floater(h)    7.09       42        83      Aa2/AA/AA         ALL              ALL         7/25/26
Class M-2 Notes     $[43,904,000]  Floater(i)    7.09       42        83       A2/A/A           ALL              ALL         7/25/26
Class B-1 Notes     $[43,904,000]  Floater(j)    7.09       42        83    Baa3/BBB/BBB        ALL              ALL         7/25/26
----------------   --------------  ---------- --------  --------  ---------   ----------    ----------      ----------  ------------
Class A- IO         $[54,112,000]  Fixed (k)     2.50      N/A       N/A     Aaa/AAA/AAA   HEL/HLTV Fixed  Group I & Group   3/25/04
                              (k)                                                                                II
----------------   --------------  ---------- --------  --------  ---------   ----------    ----------      ----------  ------------

NOTE:

(a) Ppayment Assumptions: Group I Loans: 4% CPR building to 20% CPR over 12 mths; Group II Loans 2% CPR building to 15% CPR over 15 months; and Group
     III Loans: 22%PR less 2% constant draw rate ("CDR"), net 20% CPR.

(b) Transaction priced to 10% clean-up call; after the clean-up call date, the coupon on the Class IA-3 notes and the Class IIA-5 notes then outstanding will step up by 50 bps, the margin on the Class IIIA-1 notes then outstanding will increase by 2x and the margin on the Class M-1 notes, Class M-2 notes, and Class B-1 notes then outstanding will increase by 1.5x.

(c) The initial note balances shown above are subject to a permitted variance of plus or minus 5%

(d) On any payment date, equal to the lesser of (i) LIBOR plus ____% per annum and (ii) 10.00% per annum.

(e) On any payment date, equal to the lesser of (i) LIBOR plus ____% per annum and (ii) 10.00% per annum.

(f)  The note rate will increase by 0.50% per annum commencing on the Step-Up
     Date. The "STEP-UP DATE" is the first payment date on which the aggregate outstanding principal balance of the mortgage loans is less than 10% of the sum of (x) the aggregate principal balance of the mortgage loans as of the cut-off date and (y) the amount on deposit in the pre-funding account on the closing date.

(g) On any payment date, equal to the least of (i) LIBOR plus ____% (or, for any payment on or after the related Step-Up Date, LIBOR plus ____% (the original margin multiplied by 2)) per annum, (ii) the weighted average net mortgage interest rate of the mortgage loans in loan group III and (iii)
     12.00% per annum.

(h) On any payment date, equal to the least of (i) LIBOR plus ____% (or, for any payment on or after the Step-Up Date, LIBOR plus ____% (the original margin multiplied by 1.5)) per annum, (ii) (a) the weighted average net mortgage interest rate of all of the mortgage loans, minus (b) on or prior to the payment date in March 2004, 1.00% plus (c) a rate equal to the amount, if any, received with respect to such payment date on the interest rate cap divided by the notional amount of the interest rate cap and (iii)
     13.00% per annum.

(i) On any payment date, equal to the least of (i) LIBOR plus ____% (or, for any payment on or after the Step-Up Date, LIBOR plus ____% (the original margin multiplied by 1.5)) per annum, (ii) (a) the weighted average net mortgage interest rate of all of the mortgage loans, minus (b) on or prior to the payment date in March 2004, 1.00% plus (c) a rate equal to the amount, if any, received with respect to such payment date on the interest rate cap divided by the notional amount of the interest rate cap and (iii)
     13.00% per annum.

(j) On any payment date, equal to the least of (i) LIBOR plus ____% (or, for any payment on or after the Step-Up Date, LIBOR plus ____% (the original margin multiplied by 1.5)) per annum, (ii) (a) the weighted average net mortgage interest rate of all of the mortgage loans, minus (b) on or prior to the payment date in March 2004, 1.00% plus (c) a rate equal to the amount, if any, received with respect to such payment date on the interest rate cap divided by the notional amount of the interest rate cap and (iii)
     13.00% per annum.

(k)  The Class A-IO notes will have a notional balance equal to the lesser of
     (i) $54,112,000 (10.00% of the aggregate initial principal balance of the Group I and the Group II initial mortgage loans and additional mortgage loans) and (ii) the aggregate outstanding principal balance of the mortgage loans in loan groups I and II. The Class A-IO notes will not have a principal balance. Distributions on the Class A-IO notes are calculated at a 10% coupon on the outstanding notional balance for 30 months with a legal final of [March 25, 2004]. The modified duration on the Class A-IO notes is [1.23] years.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 2001-2
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET (PAGE 6 OF 16)
--------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


$674,427,000 (SUBJECT TO A
PERMITTED VARIANCE OF PLUS
OR MINUS 5%)

Title of the offered notes............  Home Equity Loan-Backed Term Notes,
                                        Series 2001-2.

Issuer................................  Irwin Home Equity Loan Trust 2001-2.

Depositor.............................  Bear Stearns Asset Backed Securities,
                                        Inc.

Transferor............................  IHE Funding Corp. II.

Originator and master servicer........  Irwin Union Bank and Trust Company.

Subservicer...........................  Irwin Home Equity Corporation.

Owner trustee.........................  Wilmington Trust Company.

Indenture trustee.....................  Wells Fargo Bank Minnesota, National
                                        Association.

Mortgage loans........................  Closed-end, fixed-rate home equity loans with combined loan-to-value ratios
                                        generally up to 100%, closed-end,
                                        fixed-rate home equity loans with
                                        combined loan-to-value ratios generally
                                        up to 125%, adjustable-rate home equity
                                        lines of credit with combined
                                        loan-to-value ratios generally up to
                                        100% and adjustable-rate home equity
                                        lines of credit with combined
                                        loan-to-value ratios generally up to
                                        125%, secured, in each case, by first,
                                        second or more junior mortgages or deeds
                                        of trust on one- to four-family
                                        residential properties with the
                                        characteristics specified in the tables
                                        attached hereto will be transferred to
                                        the issuer on the closing date.
                                        Additional fixed-rate home equity loans,
                                        adjustable-rate home equity lines of
                                        credit and additional draws on the
                                        initial home equity lines of credit,
                                        acquired by the transferor prior to the
                                        closing date will be sold to the issuer
                                        on the closing date. Along with the
                                        initial mortgage loans and the
                                        additional mortgage loans, the issuer
                                        will also purchase from Irwin Union Bank
                                        and Trust Company, mortgage loans
                                        consisting of fixed-rate home equity
                                        loans and adjustable-rate home equity
                                        lines of credit prior to March 31, 2002
                                        and additional draws on previously
                                        acquired home equity lines of credit
                                        prior to September 30, 2005. Statistical
                                        calculation date........................
                                        The close of business on July 31, 2001.

Cut-off date..........................  The close of business on August 31, 2001 for the initial mortgage loans. In the
                                        case of any additional mortgage loan
                                        sold to the trust on the closing date,
                                        the later of August 31, 2001 and the
                                        origination date of such mortgage loan.
                                        For any subsequent mortgage loan sold to the trust after the closing date, the applicable sale date of such mortgage loan to the trust.

Closing date..........................  On or about September[25], 2001.

Payment dates.........................  Beginning in October 2001 on the 25th
                                        day of each month or, if the 25th day is not a business day, on the next business day.

Form of offered notes.................  Book-entry form, same day funds through
                                        DTC, Clearstream or Euroclear.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                  OFFERED NOTES
------------- ---------------- ---------------- ------------------ --------------- --------------- -----------------
                                                  INITIAL RATING      EXPECTED
                   NOTE         INITIAL NOTE        (MOODY'S/       FINAL PAYMENT    LEGAL FINAL
CLASS              RATE          BALANCE(1)        S&P/FITCH)         DATE(2)       PAYMENT DATE     DESIGNATIONS
------------- ---------------- ---------------- ------------------ --------------- --------------- -----------------
IA-1           Variable (3)      $89,444,000       Aaa/AAA/AAA          9/25/2003      11/25/2011  Senior/
                                                                                                   Variable Rate
------------- ---------------- ---------------- ------------------ --------------- --------------- -----------------
IA-2                 %           $62,346,000       Aaa/AAA/AAA          4/25/2006      11/25/2015  Senior/Fixed
                                                                                                   Rate
------------- ---------------- ---------------- ------------------ --------------- --------------- -----------------
IA-3               %(4)          $28,140,000       Aaa/AAA/AAA         11/25/2010       2/25/2027  Senior/Fixed
                                                                                                   Rate
------------- ---------------- ---------------- ------------------ --------------- --------------- -----------------
IIA-1          Variable (5)      $79,769,000       Aaa/AAA/AAA          7/25/2003       2/25/2011  Senior/
                                                                                                   Variable Rate
------------- ---------------- ---------------- ------------------ --------------- --------------- -----------------
IIA-2                %           $11,754,000       Aaa/AAA/AAA         11/25/2003      11/25/2011  Senior/Fixed
                                                                                                   Rate
------------- ---------------- ---------------- ------------------ --------------- --------------- -----------------
IIA-3                %           $64,248,000       Aaa/AAA/AAA         12/25/2005       3/25/2015  Senior/ Fixed
                                                                                                   Rate
------------- ---------------- ---------------- ------------------ --------------- --------------- -----------------
IIA-4                %           $21,246,000       Aaa/AAA/AAA          7/25/2007       1/25/2016  Senior/Fixed
                                                                                                   Rate
------------- ---------------- ---------------- ------------------ --------------- --------------- -----------------
IIA-5              %(4)          $46,650,000       Aaa/AAA/AAA          2/25/2012       2/25/2027  Senior/ Fixed
                                                                                                   Rate
------------- ---------------- ---------------- ------------------ --------------- --------------- -----------------
IIIA-1         Variable (6)      $130,000,000      Aaa/AAA/AAA          2/25/2012       7/25/2026  Senior/
                                                                                                   Variable Rate
------------- ---------------- ---------------- ------------------ --------------- --------------- -----------------
A-IO            10.000% (7)          (8)           Aaa/AAA/AAA          3/25/2004       3/25/2004  Senior/Fixed
                                                                                                   Rate/Interest
                                                                                                   Only
------------- ---------------- ---------------- ------------------ --------------- --------------- -----------------
                                                                        2/25/2012       7/25/2026  Subordinate/
M-1            Variable (9)      $53,022,000        Aa2/AA/AA                                      Variable Rate
------------- ---------------- ---------------- ------------------ --------------- --------------- -----------------
                                                                        2/25/2012       7/25/2026  Subordinate/
M-2           Variable (10)      $43,904,000         A2/A/A                                        Variable Rate
------------- ---------------- ---------------- ------------------ --------------- --------------- -----------------
                                                                        2/25/2012       7/25/2026  Subordinate/
B-1           Variable (11)      $43,904,000      Baa3/BBB/BBB                                     Variable Rate
------------- ---------------- ---------------- ------------------ --------------- --------------- -----------------
Total
Offered
Notes                            $674,427,000
-------------

(1)  Subject to a permitted variance of plus or minus 5%.

(2) Based on the assumption that the master servicer has exercised its option to repurchase all of the mortgage loans and the other assumptions described herein. Due to losses and prepayments on the mortgage loans, the final payment dates on each class of offered notes may be substantially earlier or later than such dates.

(3) On any payment date, equal to the lesser of (i) LIBOR plus ____% per annum and (ii) 10.00% per annum.

(4)  The note rate will increase by 0.50% per annum commencing on the Step-Up
     Date. The "STEP-UP DATE" is the first payment date on which the aggregate outstanding principal balance of the mortgage loans is less than 10% of the sum of (x) the aggregate principal balance of the mortgage loans as of the cut-off date and (y) the amount on deposit in the pre-funding account on the closing date.

(5) On any payment date, equal to the lesser of (i) LIBOR plus ____% per annum and (ii) 10.00% per annum.

(6) On any payment date, equal to the least of (i) LIBOR plus ____% (or, for any payment on or after the related Step-Up Date, LIBOR plus ____% (the original margin multiplied by 2)) per annum, (ii) the weighted average net mortgage interest rate of the mortgage loans in loan group III and (iii)
     12.00% per annum.

(7) The Class A-IO notes will be interest only notes. Interest will accrue on the notional balance of the Class A-IO notes.

(8)  The Class A-IO notes will have a notional balance equal to the lesser of
     (i) $54,112,000 (10.00% of the aggregate initial principal balance of the Group I and the Group II initial mortgage loans and additional mortgage loans) and (ii) the aggregate outstanding principal balance of the mortgage loans in loan groups I and II. The Class A-IO notes will not have a principal balance.

(9) On any payment date, equal to the least of (i) LIBOR plus ____% (or, for any payment on or after the Step-Up Date, LIBOR plus ____% (the original margin multiplied by 1.5)) per annum, (ii) (a) the weighted average net mortgage interest rate of all of the mortgage loans, minus (b) on or prior to the payment date in March 2004, 1.00% plus (c) a rate equal to the amount, if any, received with respect to such payment date on the interest rate cap divided by the notional amount of the interest rate cap and (iii)
     13.00% per annum.

(10) On any payment date, equal to the least of (i) LIBOR plus ____% (or, for any payment on or after the Step-Up Date, LIBOR plus ____% (the original margin multiplied by 1.5)) per annum, (ii) (a) the weighted average net mortgage interest rate of all of the mortgage loans, minus (b) on or prior to the payment date in March 2004, 1.00% plus (c) a rate equal to the amount, if any, received with respect to such payment date on the interest rate cap divided by the notional amount of the interest rate cap and (iii)
     13.00% per annum.

(11) On any payment date, equal to the least of (i) LIBOR plus ____% (or, for any payment on or after the Step-Up Date, LIBOR plus ____% (the original margin multiplied by 1.5)) per annum, (ii) (a) the weighted average net mortgage interest rate of all of the mortgage loans, minus (b) on or prior to the payment date in March 2004, 1.00% plus (c) a rate equal to the amount, if any, received with respect to such payment date on the interest rate cap divided by the notional amount of the interest rate cap and (iii)
     13.00% per annum.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

THE OFFERED NOTES

The Class IA-1 notes, Class IA-2 notes, and the Class IA-3 notes are collectively referred to as the Group I notes. The Class IIA-1 notes, Class IIA-2 notes, Class IIA-3 notes, Class IIA-4 notes and the Class IIA-5 notes are collectively referred to as the Group II notes. The Class IIIA-1 notes and the variable funding notes are collectively referred to as the Group III notes. The Group I notes, the Group II notes and the Group III notes are collectively referred to as the Class A notes. The Class M-1 notes, the Class M-2 notes and the Class B-1 notes are collectively referred to as the subordinate notes. The Class A notes (other than the variable funding notes), the Class A-IO notes and the subordinate notes are collectively referred to as the offered notes.

THE VARIABLE FUNDING NOTES

In addition to the offered notes, the trust will also issue Home Equity Loan-Backed Variable Funding Notes, Series 2001-2. The variable funding notes will not be offered by this prospectus supplement. The variable funding notes will have a variable funding balance of $0 on the closing date. Any information concerning the variable funding notes included in this prospectus supplement is only included to provide you with a better understanding of the offered notes.

During the managed amortization period, if amounts on deposit in the funding account and principal collections on the mortgage loans in loan group III are insufficient to fund all of the additional balances on the home equity lines of credit arising during the related collection period, the variable funding balance will be increased by the shortfall. After the termination of the managed amortization period, the variable funding balance will be increased by the principal balance of all additional balances on the home equity lines of credit arising during the related collection period.

THE CERTIFICATES

The trust will also issue Home Equity Loan-Backed Certificates, Series 2001-2, which will not be offered by this prospectus supplement. Any information concerning the certificates included in this prospectus supplement is only included to provide you with a better understanding of the offered notes. The certificates will be subordinated to the offered notes and the variable funding notes. The certificates will be issued pursuant to the trust agreement and will represent the beneficial ownership interests in the trust.

THE TRUST

The depositor will establish Irwin Home Equity Loan Trust 2001-2, a Delaware business trust. The trust will be established pursuant to a trust agreement, dated as of August 31, 2001, between the depositor and the owner trustee. The trust will issue the notes pursuant to an indenture dated as of August 31, 2001, between the issuer and the indenture trustee. The assets of the trust will include:

     o the unpaid principal balance of the mortgage loans as of the close of business on the initial cut-off date;

     o the unpaid principal balance as of the related cut-off date of mortgage loans added to the property of the trust after the closing date; and

     o any additions to the home equity lines of credit as a result of draws or new advances of money made pursuant to the applicable loan agreement after the cut-off date or related subsequent cut-off date.

The unpaid principal balance of a home equity line of credit on any day will be equal to:

     o    its cut-off date balance,

     o PLUS any additional balances relating to that home equity line of credit sold to the issuer before that day,

     o MINUS all collections credited against the principal balance of that home equity line of credit in accordance with the related loan agreement since the cut-off date or related subsequent cut-off date.

The principal balance of a liquidated home equity line of credit or a closed-end home equity loan after the final recovery of related liquidation proceeds will be zero.

In addition to the mortgage loans conveyed to the trust on the closing date, the property of the trust will include cash on deposit in the pre-funding account and the capitalized interest account and collections on the mortgage loans. Payments of interest and principal on the notes will be made only from payments received in connection with the mortgage loans

MORTGAGE LOAN GROUPS

The mortgage loans assigned and transferred to the issuer and pledged to the indenture trustee as of the closing date will be divided into three loan groups.

Loan group I will include initial mortgage loans which consist solely of fixed-rate, closed-end home equity loans with combined loan-to-value ratios generally up to 100%, secured by first, second or more junior mortgages or deeds of trust on residential properties.

Loan group II will include initial mortgage loans which consist solely of fixed-rate, closed-end home equity loans with combined loan-to-value ratios generally over 100% and generally up to 125%, secured by second or more junior mortgages or deeds of trust on residential properties.

Loan group III will include initial mortgage loans which consist of (i) adjustable-rate home equity lines of credit with combined loan-to-value ratios generally up to 100% and (ii) adjustable-rate home equity lines of credit with combined loan-to-value ratios generally over 100% and generally up to 125%, secured in both cases by first, second or more junior mortgages or deeds of trust on residential properties.

PRE-FUNDING ACCOUNT

On the closing date, an amount equal to the excess of the aggregate initial principal balance of the offered notes plus the initial overcollateralization amount over the aggregate principal balance of the initial mortgage loans and the additional mortgage loans acquired by the trust on the closing date will be deposited from the proceeds of the sale of the offered notes into a pre-funding account. Approximately $[135.2] million will be allocated to purchasing subsequent home equity loans for loan group I, approximately $[150.8] million will be allocated to purchasing subsequent home equity loans for loan group II and approximately $[39.1] million will be allocated to purchasing subsequent home equity lines of credit for loan group III.

The transferor will be obligated to sell mortgage loans to the trust after the closing date and the trust will be obligated, subject to the provisions of the sale and servicing agreement, to purchase such subsequent mortgage loans from funds on deposit in the pre-funding account during the period from the closing date until the earliest of (i) the date on which the amount on deposit in the pre-funding account is less than $100,000, (ii) March 31, 2002 and (iii) the occurrence, if any, of a servicer default under the sale and servicing agreement or an amortization event.

Amounts on deposit in the pre-funding account will be invested in permitted investments specified in the indenture. Any amount remaining in the pre-funding account at the end of the pre-funding period that was allocated to purchase subsequent mortgage loans for loan groups I or II will be treated as principal collections for the related loan group. Any amount remaining in the pre-funding account at the end of the pre-funding period described above that was allocated to purchase subsequent home equity lines of credit for loan group III will generally be used to purchase additional balances through the end of the managed amortization period, and thereafter will be treated as principal collections for loan group III.

CAPITALIZED INTEREST ACCOUNT

On the closing date, the transferor will make a cash deposit from the proceeds of the sale of the offered notes into a capitalized interest account held by the indenture trustee, unless a letter of credit evidencing the availability of such amount is delivered to the indenture trustee on the closing date. Any letter of credit must be in form and substance, and from a provider, acceptable to the rating agencies. Amounts on deposit in the capitalized interest account will be withdrawn, or drawings under such letter of credit will be made, on each payment date during the pre-funding period to fund portions of the interest payments on the notes to the extent set forth in the indenture and the sale and servicing agreement. To the extent not needed to fund portions of the interest payments on the notes on the current or any future payment date, amounts on deposit in the capitalized interest account may be withdrawn by the transferor, or such letter of credit may be reduced, on any payment date during the pre-funding period.

FUNDING ACCOUNT

An account designated the "funding account" will be set up with the indenture trustee on the closing date. On each payment date during the period beginning at the end of the pre-funding period described above and terminating at the end of the managed amortization period, the indenture trustee, first from any amounts transferred from the pre-funding account to the funding account and second from principal collections on the mortgage loans, will apply such amounts to buy additional balances for loan group III, to the extent they are available.

The managed amortization period will only be in effect for the Group III notes and will be the period beginning on the closing date and ending on the earlier of (1) September 30, 2005 and (2) the occurrence of an amortization event. To the extent that any amounts deposited in the funding account have not been applied to buy additional balances at the end of the managed amortization period, the amount left in the funding account will be paid treated as principal collections for loan group III.

INTEREST PAYMENTS

Interest payments on each class of the offered notes will be made monthly on each payment date, beginning in October 2001, at the respective note rates described above. The Class A-IO notes, which will be interest only notes, will only receive interest payments up to and including the payment date in March 2004. Interest on the Class A notes that are offered notes (other than the Class IA-1 notes, Class IIA-1 notes and Class IIIA-1 notes) and the Class A-IO notes for each payment date will accrue during the calendar month preceding the month in which such payment date occurs, on the basis of a 30-day month and a 360-day year. Interest on the Class IA-1 notes, Class IIA-1 notes, Class IIIA-1 notes and the subordinate notes for each payment date will accrue from the preceding payment date (or, in the case of the first payment date) from the closing date through the day before that payment date, on the basis of the actual number of days in that interest period and a 360-day year. Interest on the Class A notes and the Class A-IO notes is paid senior in priority to interest on the subordinate notes.

All interest payments on the notes for any payment date will be allocated to the notes based on their respective interest accruals. Interest will accrue on the Class A-IO notes on the notional balance thereof. The initial notional balance of the Class A-IO notes will be $54,112,000 and will not be subject to reduction unless the aggregate principal balance of all of the home equity loans in loan groups I and II is reduced below $54,112,000 on or before March 1, 2004. The interest rate on the variable funding notes for any payment date will equal the note rate on the Class IIIA-1 notes for the related interest period.

PRINCIPAL PAYMENTS

Payments made to the holders of the Class A notes on each payment date with respect to the Principal Collection Distribution Amount, the Liquidation Loss Amount and the Overcollateralization Increase Amount will be distributed concurrently to (a) the Group I notes in the aggregate, (b) the Group II notes in the aggregate and (c) the Group III notes in the aggregate, in each case in proportion to the percentage of the Net Principal Collections derived from the related loan group (with respect to which any related notes are outstanding) for that payment date, until the principal balances of the Group I notes in the aggregate, the Group II notes in the aggregate and the Group III notes in the aggregate have been reduce to zero.

During the managed amortization period, Principal Collections on the mortgage loans in loan group III may be used to fund additional balances created during the related collection period, which balances will be allocated to loan group
III. This will reduce the Net Principal Collections for loan group III and the Principal Collection Distribution Amount.

After either the Group I notes in the aggregate, the Group II notes in the aggregate or the Group III notes in the aggregate are reduced to zero, the Principal Collection Distribution Amount, Liquidation Loss Amount and the Overcollateralization Increase Amount will be distributed to the remaining class or classes of the Class A notes, as described in the next paragraph, to the extent necessary to pay principal due on those classes.

Payments of principal that are allocated to the Group I notes and the Group II notes will be paid sequentially within the respective group of notes, which means that principal will not be paid on any class of notes unless the principal balance of each class of notes within such group with a lower numerical designation has been reduced to zero. Payments of principal that are allocated to the Group III notes will be paid to the Class IIIA-1 notes and the variable funding notes pro rata based on the outstanding principal balance or variable funding balance, as applicable, thereof until paid in full.

Because principal payments on the Class A notes in respect of Liquidation Loss Amounts and Overcollateralization Increase Amounts will be allocated between the Group I notes, the Group II notes and the Group III notes in proportion to the Net Principal Collections for the related loan group, and not in proportion to the amount of Liquidation Loss Amounts on mortgage loans in the related loan group or the Overcollateralization Amount derived from that loan group, excess interest collections from one loan group may be applied on any payment date to make principal payments to the notes corresponding to another loan group.

For at least thirty months after the closing date, no principal payments will be distributed to the Class M-1 notes, the Class M-2 notes and the Class B-1 notes, unless the principal balances of all of the Class A notes have been reduced to zero. In addition, if on any payment date the loss or delinquency tests are not satisfied, amounts otherwise payable to the Class M-1 notes, the Class M-2 notes or the Class B-1 notes with respect to principal will be paid to the Class A notes, and the Class M-1 notes, the Class M-2 notes and the Class B-1 notes will receive no distributions of principal on that payment date. No principal will be paid to the Class A-IO notes, which are interest only notes.
On the related legal final payment date, principal will be due and payable on the notes in an amount equal to the related principal balance (or the variable funding balance in the case of the variable funding notes) remaining outstanding on that payment date.

The release of overcollateralization after the step-down date is subject to the following loss and delinquency tests:

     o satisfaction of a cumulative liquidation loss amount test such that the fraction, (expressed as a percentage) of cumulative liquidation loss amounts as of the respective payment date divided by the principal balance of the initial mortgage loans and the additional mortgage loans is less than or equal to the percentage set forth below for the related collection period specified below:

     COLLECTION     CUMULATIVE LIQUIDATION
     PERIOD         LOSS AMOUNT PERCENTAGE

     30 - 48               9.5%

     49 - 60               11.25%

     61 - 84               11.75%

     85+                   12.25%; and

     o satisfaction of a delinquency test such that the three-month rolling average of the principal balance of the mortgage loans that are 60 days or more delinquent in the payment of principal and interest is less than 17.75% of the Senior Enhancement Percentage.



PRIORITY OF PAYMENTS ON THE NOTES

Payments of principal and interest on the mortgage loans will be collected each month. After retaining its master servicing fee and amounts that reimburse the master servicer or the subservicer for reimbursable expenses, the master servicer will forward all collections on the mortgage loans to the indenture trustee and on each payment date, these amounts and any interest rate cap payments, after the indenture trustee reimburses itself for any reimbursable expenses, will be allocated as follows:

     o FIRST, to pay any prepayment penalties collected on the mortgage loans to the holders of the certificates;

     o SECOND, for any payment date up to and including the March 2004 payment date, an amount not to exceed $[165,000] to the interest rate cap counterparty;

     o THIRD, to pay accrued and unpaid interest due on the principal balances of the notes at the respective note rates as follows:

     o (i) first, to the Class A notes and the Class A-IO notes, on a pro rata basis in accordance with the amount of accrued interest due thereon;

     o    (ii) second, to the Class M-1 notes;

     o    (iii) third, to the Class M-2 notes; and

     o    (iv) fourth, to the Class B-1 notes;

     o FOURTH, to pay as principal on the notes (other than the Class A-IO notes), in an amount equal to the Principal Collection Distribution Amount for that payment date as follows:

     o (i) first, to the Class A notes, in the order described above under "Principal Payments," the amount necessary to reduce the aggregate principal balance of the Class A notes to the Class A Optimal Principal Balance;

     o (ii) second, to the Class M-1 notes, the amount necessary to reduce the principal balance of the Class M-1 notes to the Class M-1 Optimal Principal Balance;

     o (iii) third, to the Class M-2 notes, the amount necessary to reduce the principal balance of the Class M-2 notes to the Class M-2 Optimal Principal Balance; and

     o (iv) fourth, to the Class B-1 notes, the amount necessary to reduce the principal balance of the Class B-1 notes to the Class B Optimal Principal Balance;

     o FIFTH, to pay to the Class A notes, in the order described above under "Principal Payments," until the aggregate principal balance of the Class A notes has been reduced to the Class A Optimal Principal Balance, an amount equal to any Liquidation Loss Amounts incurred on the mortgage loans during the related collection period, and any Liquidation Loss Amounts allocated to the Class A notes on any previous payment date and not previously paid, plus interest on any previously unpaid amount;

     o SIXTH, to pay to the Class M-1 notes, until the principal balance of the Class M-1 notes has been reduced to the Class M-1 Optimal Principal Balance, an amount equal to any Liquidation Loss Amounts incurred on the mortgage loans during the related collection period and not paid to the holders of the Class A notes under clause FIFTH above, and any Liquidation Loss Amounts allocated to the Class M- I notes on any previous payment date and not previously paid, plus interest on any previously unpaid amount;

     o SEVENTH, to pay to the Class M-2 notes, until the principal balance of the Class M-2 notes has been reduced to the Class M-2 Optimal Principal Balance, an amount equal to any Liquidation Loss Amounts incurred on the mortgage loans during the related collection period and not paid to the holders of the Class A notes under clause FIFTH above or the Class M-1 notes under clause SIXTH above, and any Liquidation Loss Amounts allocated to the Class M-2 notes on any previous payment date and not previously paid, plus interest on any previously unpaid amount;

     o EIGHTH, to pay to the Class B-1 notes, until the principal balance of the Class B-1 notes has been reduced to the Class B-1 Optimal Principal Balance, an amount equal to any Liquidation Loss Amounts incurred on the mortgage loans during the related collection period and not paid to the holders of the Class A notes under clause FIFTH above, the Class M- 1 notes under clause SIXTH above or the Class M-2 notes under clause seventh above, and any Liquidation Loss Amounts allocated to the Class B-1 notes on any previous payment date and not previously paid, plus interest on any previously unpaid amount;

     o NINTH, to pay to the Class A notes, in the order described above under "-Principal Payments," the Overcollateralization Increase Amount, if any, to reduce the aggregate principal balance of the Class A notes to the Class A Optimal Principal Balance;

     o TENTH, to pay to the Class M-1 notes, the Overcollateralization Increase Amount, if any, to the extent not previously distributed to the Class A notes pursuant to clause NINTH above, to reduce the principal balance of the Class M-1 notes to the Class M- I Optimal Principal Balance;

     o ELEVENTH, to pay to the Class M-2 notes, the Overcollateralization Increase Amount, if any, to the extent not previously distributed to the Class A notes pursuant to clause NINTH above or the Class M-1 notes pursuant to clause TENTH above, to reduce the principal balance of the Class M-2 notes to the Class M-2 Optimal Principal Balance;

     o TWELFTH, to pay to the Class B-1 notes, the Overcollateralization Increase Amount, if any, to the extent not previously distributed to the Class A notes pursuant to clause NINTH above, the Class M-1 notes pursuant to clause TENTH above or the Class M-2 notes pursuant to clause ELEVENTH above, to reduce the principal balance of the Class B-1 notes to the Class B-1 Optimal Principal Balance;

     o THIRTEENTH, to pay the indenture trustee any unpaid expenses and other reimbursable amounts owed to the indenture trustee;

     o FOURTEENTH, to pay the holders of the Class IIIA-1 notes and the variable funding notes, PRO RATA, any unpaid interest carry-forward amounts (amounts that would have been paid on these notes if not for the application of the applicable interest rate caps), together with interest thereon;

     o FIFTEENTH, to pay the holders of the Class M-1 notes any unpaid interest carry-forward amounts (amounts that would have been paid on these notes if not for the application of the Class M-1 note interest rate cap), together with interest thereon;

     o SIXTEENTH, to pay the holders of the Class M-2 notes any unpaid interest carry-forward amounts (amounts that would have been paid on these notes if not for the application of the Class M-2 note interest rate cap), together with interest thereon;

     o SEVENTEENTH, to pay the holders of the Class B-1 notes any unpaid interest carry-forward amounts (amounts that would have been paid on these notes if not for the application of the Class B-1 note interest rate cap), together with interest thereon; and

     o    EIGHTEENTH, any remaining amounts to the holders of the certificates.

CREDIT ENHANCEMENT

The credit enhancement provided for the benefit of the offered notes consists of:

SUBORDINATION. To the extent no overcollateralization exists with respect to losses on the mortgage loans during the related collection period in excess of amounts available to be paid on that payment date pursuant to clauses FIFTH through EIGHTH above under "Priority of Payments on the Notes" will be allocated in full to the first class of notes listed below with a principal balance greater than zero:

     o    Class B-1 notes;

     o    Class M-2 notes; and

     o    Class M-1 notes.

When this occurs, the principal balance of the class of notes to which the loss is allocated is reduced, without a corresponding payment of principal.

If none of the Class M-1 notes, Class M-2 notes or Class B-1 notes remain outstanding, losses will be allocated among the Class A notes, in proportion to their remaining principal balances.

EXCESS SPREAD. The weighted average mortgage loan rate is generally expected to be higher than the sum of (a) the master servicing fee of 1.00%, (b) for any payment date up to and including the March 2004 payment date, the fee of the interest rate cap counterparty not expected to exceed [0.25]% and (c) the weighted average note rate. On each payment date, excess spread generated during the related collection period will be available to cover losses and build overcollateralization.

OVERCOLLATERALIZATION. On the closing date, there will be overcollateralization equal to $1,012,976 (or 0.15% of the aggregate principal balance of the offered notes). In addition, excess interest that is not needed to cover losses will be used to make additional principal payments on the notes, until the aggregate principal balance of the mortgage loans exceeds the aggregate principal balance of the offered notes (other than the Class A-IO notes) and the variable funding balance of the variable funding notes by a specified amount. This excess will represent overcollateralization, which will absorb losses on the mortgage loans, to the extent of the overcollateralization, if they are not covered by excess interest. If the level of overcollateralization falls below what is required, the excess interest described above will be paid to the notes as principal, until the required level of overcollateralization is reached.

INTEREST RATE CAP AGREEMENT. On the closing date, the trust will enter into an interest rate cap with Bear Stearns Financial Products, Inc., (Aaa/AAA) as the interest rate cap counterparty. The interest rate cap counterparty, an affiliate of one of the underwriters, will be required to make payments to the trust on any payment date for which LIBOR is greater than a specified rate. The required payment will be in an amount equal to the product of (1) LIBOR minus a specified rate and (2) the notional amount of the interest rate cap which will be equal to the lesser of (a) the then outstanding principal balance of the subordinate notes and (b) the initial principal balance of the subordinate notes reduced by any payments that would be paid to them under the specified pricing speed and assuming that there are no losses on the mortgage loans.

LEGAL INVESTMENT

Since the note rates on the subordinate notes are based on LIBOR and under certain prepayment and loss scenarios, payments on the subordinate notes would be supported in whole or in part by fixed rate mortgage loans, the interest rate cap will be acquired by the trust to make it more likely that the subordinate notes will be paid the applicable note rates based on LIBOR.

OPTIONAL REDEMPTION

The master servicer may, at its option repurchase all but not less than all of the mortgage loans on any payment date on which the aggregate outstanding principal balance of the mortgage loans (after applying payments received in the related collection period), is less than 10% of the sum of (x) the aggregate principal balance of the mortgage loans as of the related cut-off date and (y) the amount on deposit in the pre-funding account on the closing date. The purchase price must equal an amount equal to the sum of all accrued and unpaid interest (including interest carry-forward amounts on the Group III notes and the subordinate notes) and the outstanding principal balance of the notes.

An exercise of the optional redemption will cause the aggregate outstanding note balance of the notes to be paid in full sooner than it otherwise would have been paid.

RATINGS

When issued, the offered notes will receive the ratings indicated in the chart above. A security rating is not a recommendation to buy, sell or hold a security and is subject to change or withdrawal at any time by the assigning rating agency. The ratings also do not address the rate of principal prepayments on the mortgage loans or the likelihood of the payment of any interest carry-forward amounts. The rate of prepayments, if different than originally anticipated, could adversely affect the yield realized by holders of the offered notes.

The offered notes will not be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984. You should consult your legal advisors in determining whether and to what extent the offered notes constitute legal investments for you.

ERISA CONSIDERATIONS

Subject to important considerations, the depositor expects that the offered notes may be purchased by persons investing assets of employee benefit plans or individual retirement accounts. Plans should consult with their legal advisors before investing in the offered notes.

TAX STATUS

For federal income tax purposes, the offered notes will be treated as debt. The trust itself will not be subject to tax.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

"Class A Optimal Principal Balance" means, with respect to any payment date prior to the Step-down Date or after the Step-down Date if the loss or delinquency tests have not been satisfied, zero; and with respect to any other payment date, an amount equal to the Pool Balance as of the preceding Determination Date minus the sum of (a) approximately [41.70]% of the Pool Balance as of the preceding Determination Date and (b) the Overcollateralization Target Amount for such payment date.

"Class B Optimal Principal Balance" means, with respect to any payment date prior to the Step-down Date, zero; and with respect to any other payment date, the Pool Balance as of the preceding Determination Date minus the sum of (a) the aggregate of the principal balances of the Class A notes, the Class M-1 notes and the Class M-2 notes (after taking into account any payments made on such payment date in reduction of such principal balances) and (b) the Overcollateralization Target Amount for such payment date; PROVIDED, HOWEVER, that the Class B Optimal Principal Balance will not be reduced below the Class B Optimal Principal Balance on the prior payment date unless the loss and delinquency tests are satisfied.

"Class M-1 Optimal Principal Balance" means, with respect to any payment date prior to the Step-down Date, zero; and with respect to any other payment date, the Pool Balance as of the preceding Determination Date minus the sum of (a) the aggregate principal balance of the Class A notes (after taking into account payments made on such payment date in reduction of such principal balance ), (b) approximately [26.00]% of the Pool Balance as of the preceding Determination Date, and (c) the Overcollateralization Target Amount for such payment date; PROVIDED, HOWEVER, that the Class M-l Optimal Principal Balance will not be reduced below the Class M-1 Optimal Principal Balance on the prior payment date unless the loss and delinquency tests are satisfied.

"Class M-2 Optimal Principal Balance" means, with respect to any payment date prior to the Step-down Date, zero; and with respect to any other payment date, the Pool Balance as of the preceding Determination Date minus the sum of (a) the aggregate principal balances of the Class A notes and the Class M-1 notes (after taking into account payments made on such payment date in reduction of such principal balances), (b) approximately [13.00]% of the Pool Balance as of the preceding Determination Date, and (c) the Overcollateralization Target Amount for such payment date; PROVIDED, HOWEVER, that the Class M-2 Optimal Principal Balance will not be reduced below the Class M-2 Optimal Principal Balance on the prior payment date unless the loss and delinquency tests are satisfied.

"Liquidation Loss Amount" means, with respect to any payment date and any liquidated mortgage loan, the unrecovered principal balance of the liquidated mortgage loan at the end of the related collection period in which the mortgage loan became a liquidated mortgage loan, after giving effect to the net liquidation proceeds for that mortgage loan.

"Net Principal Collections" means, with respect to any payment date,

     o    for loan group I, the Principal Collections for Loan Group I;

     o    for loan group II, the Principal Collections for Loan Group II;

     o for loan group III, (1) during the managed amortization period, the difference (but not less than zero) of Principal Collections for Loan Group III minus Principal Collections for Loan Group III used by the trust to acquire additional balances during the related collection period and (2) after the managed amortization period, the Principal Collections for Loan Group III.

"Overcollateralization Amount" means, with respect to any payment date, the amount, if any, by which the outstanding principal balance of the mortgage loans as of the close of business on the last day of the related collection period, after applying payments received in that collection period, plus amounts on deposit in the pre-funding account and the funding account, exceeds the principal balance of the notes on that payment date, after taking into account the payment of the Principal Collection Distribution Amount and the Liquidation Loss Amounts for such payment date.

"Overcollateralization Increase Amount" means, with respect to any payment date, the amount necessary to increase the Overcollateralization Amount to the Overcollateralization Target Amount.

"Overcollateralization Release Amount" means, with respect to any date of determination, the excess, if any, of the Overcollateralization Amount over the Overcollateralization Target Amount.

"Overcollateralization Target Amount" means, as to any payment date prior to the Step-down Date, an amount equal to 4.50% of the initial Pool Balance. On or after the Step-down Date, the Overcollateralization Target Amount will be equal to the lesser of (a) the Overcollateralization Target Amount as of the initial payment date and (b) 9.00% of the current Pool Balance (after applying payments received in the related collection period), but not lower than approximately $[3,377,200], which is 0.50% of the initial Pool Balance. However, any scheduled reduction to the Overcollateralization Target Amount described in the preceding sentence shall not be made as of any payment date unless the loss and delinquency tests are satisfied. In addition, the Overcollateralization Target Amount may be reduced with the prior written consent of the rating agencies.

"Pool Balance" means, with respect to any date, the aggregate of the sum of the principal balances of all mortgage loans conveyed to the trust as of that date and amounts, if any, on deposit in the Funding Account and the Pre-Funding Account.

"Principal Collections" means, with respect to any payment date, an amount equal to the sum of:

     o the amount collected during the related collection period, including net liquidation proceeds, repurchase proceeds and proceeds of an optional purchase, allocated to principal of the mortgage loans pursuant to the terms of the related mortgage notes;

     o amounts remaining in the pre-funding account at the end of the pre-funding period and not transferred to the funding account; and

     o amounts remaining in the funding account at the end of the managed amortization period.

"Principal Collection Distribution Amount" means, with respect to any payment date, the total Principal Collections for that payment date minus (1) any Overcollateralization Release Amount for such payment date and (2) during the managed amortization period, Principal Collections for Loan Group III used by the trust to acquire additional balances during the related collection period.

"Senior Enhancement Percentage" means, with respect to any payment date, the percentage obtained by dividing:

     o the excess of (a) the Pool Balance as of the first day of the related collection period over (b) the aggregate principal balance of the Class A notes immediately prior to such payment date, by

     o    the Pool Balance as of the first day of the related collection period.

"Step-down Date" means the first payment date occurring after the payment date in March 2004 as to which the aggregate principal balance of the Class A notes (after applying payments received in the related collection period) will be able to be reduced on such payment date (such determination to be made by the master servicer prior to the indenture trustee making actual distributions on such payment date) to an amount equal to the excess, if any, of (a) the Pool Balance as of such payment date (after applying payments received in the related collection period) over (b) the greater of (i) approximately 9.00% of the Pool Balance as of the end of the related collection period, and (ii) 4.50% of the initial Pool Balance, provided that the loss and delinquency tests have been satisfied.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2001-2
COMPUTATIONAL MATERIALS: COLLATERAL TABLES (PAGE 12 OF 33)
--------------------------------------------------------------------------------

COLLATERAL SUMMARY
INITIAL AGGREGATE MORTGAGE LOANS (AS OF THE STATISTICAL CALCULATION DATE) -
HEL'S, HEL 125'S, HELOC'S AND HELOC 125'S
TOTAL NUMBER OF LOANS:                                                                                    8,508

TOTAL OUTSTANDING LOAN BALANCE:                                                                 $355,771,166.60

AVERAGE LOAN PRINCIPAL BALANCE:                                                                      $41,816.08

WA COUPON:                                                                                              13.172%
                                                                                            (6.650% to 21.400%)
INDEX (EXCLUDING HEL'S & HEL 125'S):                                                                      Prime
WA NEXT RATE CHANGE DATE (EXCLUDING HEL'S & HEL 125'S):                                                 1 month
RATE RESET FREQUENCY (EXCLUDING HEL'S AND HEL 125'S):                                                   Monthly

WA REMAINING TERM TO MATURITY (MONTHS):                                                                     217
                                                                                                    (52 to 300)

WA ORIGINAL TERM TO STATED MATURITY (MONTHS):                                                               225
                                                                                                    (60 to 300)

WA CLTV:                                                                                                106.07%

WA DEBT-TO-INCOME:                                                                                       41.89%

LIEN POSITION:                                                         First Lien:                        1.27%
                                                                      Second Lien:                       96.45%
                                                                       Third Lien:                        2.28%

PROPERTY TYPE:                                             Single-Family Dwelling:                       85.96%
                                                                      Planned Unit                        8.48%
                                                                      Development:
                                                                      Condominium:                        4.59%
                                                                        Leasehold:                        0.74%
                                                                     Multi-Family:                        0.22%

OCCUPANCY STATUS:                                                  Owner Occupied:                       99.75%
                                                               Non-Owner Occupied:                        0.25%

GEOGRAPHIC DISTRIBUTION:                                               California:                       25.43%
(STATES NOT LISTED INDIVIDUALLY ACCOUNT                                   Florida:                        6.23%
FOR LESS THAN 5.00% OF THE MORTGAGE                                      Virginia:                        5.53%
LOAN PRINCIPAL BALANCE)

CREDIT QUALITY:                                                         Excellent:                       74.82%
(PER IRWIN'S GUIDELINES)                                                 Superior:                       15.93%
                                                                             Good:                        7.67%
                                                                        Non-Prime:                        1.01%
                                                                             Fair:                        0.57%

PREPAYMENT PENALTY:                                         No Prepayment Penalty:                       19.79%
                                                                         6 Months:                        0.01%
                                                                        12 Months:                        0.02%
                                                                        24 Months:                        0.57%
                                                                        36 Months:                       33.62%
                                                                        42 Months:                        0.02%
                                                                        48 Months:                        0.24%
                                                                        60 Months:                       45.73%

ORIGINATION CHANNEL:                                                  Direct Mail:                       44.02%
                                                                    Correspondent:                       23.50%
                                                                           Broker:                       23.33%
                                                                      Acquisition:                        9.14%
COLLATERAL SUMMARY
INITIAL GROUP I MORTGAGE LOANS (AS OF THE STATISTICAL CALCULATION DATE)  -
HEL'S

TOTAL NUMBER OF LOANS:                                                                                    2,118

TOTAL OUTSTANDING LOAN BALANCE:                                                                  $93,751,272.20

AVERAGE LOAN PRINCIPAL BALANCE:                                                                      $44,264.06

WA COUPON:                                                                                              11.431%
                                                                                            (7.400% to 20.280%)

WA REMAINING TERM TO MATURITY (MONTHS):                                                                     213
                                                                                                    (52 to 300)

WA ORIGINAL TERM TO STATED MATURITY (MONTHS):                                                               217
                                                                                                    (60 to 300)

WA CLTV:                                                                                                 91.21%

WA DEBT-TO-INCOME:                                                                                       40.92%

LIEN POSITION:                                                        First Lien:                         1.90%
                                                                     Second Lien:                        96.85%
                                                                      Third Lien:                         1.25%

PROPERTY TYPE:                                            Single-Family Dwelling:                        85.12%
                                                        Planned Unit Development:                         9.99%
                                                                     Condominium:                         4.09%
                                                                    Multi-Family:                         0.41%
                                                                       Leasehold:                         0.39%

OCCUPANCY STATUS:                                                 Owner Occupied:                        99.62%
                                                              Non-Owner Occupied:                         0.38%

GEOGRAPHIC DISTRIBUTION:                                              California:                        40.36%
(STATES NOT LISTED INDIVIDUALLY ACCOUNT                                  Florida:                         5.57%
FOR LESS THAN 5.00% OF THE MORTGAGE                                     Virginia:                         5.55%
LOAN PRINCIPAL BALANCE)                                               New Jersey:                         5.29%

CREDIT QUALITY:                                                        Excellent:                        74.72%
(PER IRWIN'S GUIDELINES)                                                Superior:                        16.79%
                                                                            Good:                         7.85%
                                                                            Fair:                         0.51%
                                                                       Non-Prime:                         0.13%

PREPAYMENT PENALTY:                                        No Prepayment Penalty:                        13.43%
                                                                       12 Months:                         0.08%
                                                                       24 Months:                         1.34%
                                                                       36 Months:                        31.46%
                                                                       48 Months:                         0.34%
                                                                       60 Months:                        53.35%

ORIGINATION CHANNEL:                                                 Direct Mail:                        55.97%
                                                                   Correspondent:                        22.66%
                                                                          Broker:                        21.37%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

COLLATERAL SUMMARY
INITIAL GROUP II MORTGAGE LOANS (AS OF THE STATISTICAL CALCULATION DATE) -
HEL 125'S
TOTAL NUMBER OF LOANS:                                                                              3,907

TOTAL OUTSTANDING LOAN BALANCE:                                                           $163,877,369.68


AVERAGE LOAN PRINCIPAL BALANCE:                                                                $41,944.55

WA COUPON:                                                                                        15.048%
                                                                                      (8.990% to 21.400%)

WA REMAINING TERM TO MATURITY (MONTHS):                                                               230
                                                                                              (60 to 300)

WA ORIGINAL TERM TO STATED MATURITY (MONTHS):                                                         231
                                                                                              (61 to 300)

WA CLTV:                                                                                          118.11%

WA DEBT-TO-INCOME:                                                                                 41.79%

LIEN POSITION:                                                        Second Lien:                 98.67%
                                                                       Third Lien:                  1.33%

PROPERTY TYPE:                                             Single-Family Dwelling:                 84.22%
                                                         Planned Unit Development:                  9.51%
                                                                      Condominium:                  5.43%
                                                                        Leasehold:                  0.79%
                                                                     Multi-Family:                  0.05%

OCCUPANCY STATUS:                                                  Owner Occupied:                 99.95%
                                                               Non-Owner Occupied:                  0.05%

GEOGRAPHIC DISTRIBUTION:                                               California:                 18.63%
(STATES NOT LISTED INDIVIDUALLY ACCOUNT                                   Florida:                  7.68%
FOR LESS THAN 5.00% OF THE MORTGAGE                                      Maryland:                  7.13%
LOAN PRINCIPAL BALANCE)                                                  Virginia:                  6.56%

CREDIT QUALITY:                                                         Excellent:                 76.23%
(PER IRWIN'S GUIDELINES)                                                 Superior:                 15.98%
                                                                             Good:                  7.71%
                                                                             Fair:                  0.08%

PREPAYMENT PENALTY:                                         No Prepayment Penalty:                 12.13%
                                                                         6 Months:                  0.02%
                                                                        24 Months:                  0.16%
                                                                        36 Months:                 44.67%
                                                                        42 Months:                  0.05%
                                                                        48 Months:                  0.19%
                                                                        60 Months:                 42.77%

ORIGINATION CHANNEL:                                                Correspondent:                 38.06%
                                                                      Direct Mail:                 34.67%
                                                                           Broker:                 27.26%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

COLLATERAL SUMMARY
INITIAL GROUP III MORTGAGE LOANS (AS OF THE STATISTICAL CALCULATION DATE) -
HELOC'S AND HELOC 125'S
TOTAL NUMBER OF LOANS:                                                                                    2,483

TOTAL OUTSTANDING LOAN BALANCE:                                                                  $98,142,524.72

AVERAGE LOAN PRINCIPAL BALANCE:                                                                      $39,525.79

WA COUPON:                                                                                              11.703%
                                                                                            (6.650% to 18.900%)

INDEX:                                                                                                    Prime
WA MARGIN:                                                                                                4.71%
WA LIFETME CAP:                                                                                          20.11%
WA LIFETME FLOOR:                                                                                        10.45%
WA NEXT RATE CHANGE DATE:                                                                               1 month
RATE RESET FREQUENCY:                                                                                   Monthly

WA REMAINING TERM TO MATURITY (MONTHS):                                                                     199
                                                                                                    (57 to 240)

WA ORIGINAL TERM TO STATED MATURITY (MONTHS):                                                               221
                                                                                                   (180 to 300)

WA CLTV:                                                                                                100.16%

WA DEBT-TO-INCOME:                                                                                       42.98%

LIEN POSITION:                                                         First Lien:                        2.80%
                                                                      Second Lien:                       92.35%
                                                                       Third Lien:                        4.85%

PROPERTY TYPE:                                             Single-Family Dwelling:                       89.66%
                                                         Planned Unit Development:                        5.33%
                                                                      Condominium:                        3.68%
                                                                        Leasehold:                        1.01%
                                                                     Multi-Family:                        0.32%

OCCUPANCY STATUS:                                                  Owner Occupied:                       99.53%
                                                               Non-Owner Occupied:                        0.47%

GEOGRAPHIC DISTRIBUTION:                                               California:                       22.53%
(STATES NOT LISTED INDIVIDUALLY ACCOUNT                                  Illinois:                        7.60%
FOR LESS THAN 5.00% OF THE MORTGAGE                                      New York:                        6.22%
LOAN PRINCIPAL BALANCE)                                                  Michigan:                        5.51%
                                                                             Ohio:                        5.21%
                                                                       Washington:                        5.07%

CREDIT QUALITY:                                                         Excellent:                       72.54%
(PER IRWIN'S GUIDELINES)                                                 Superior:                       15.05%
                                                                             Good:                        7.42%
                                                                        Non-Prime:                        3.54%
                                                                             Fair:                        1.44%

PREPAYMENT PENALTY:                                         No Prepayment Penalty:                       38.65%
                                                                        24 Months:                        0.49%
                                                                        36 Months:                       17.23%
                                                                        48 Months:                        0.22%
                                                                        60 Months:                       43.40%

ORIGINATION CHANNEL:                                                  Direct Mail:                       48.22%
                                                                     Acquisitions:                       33.15%
                                                                           Broker:                       18.63%

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                        INITIAL AGGREGATE MORTGAGE LOANS

                LIEN POSITION OF INITIAL AGGREGATE MORTGAGE LOANS

                                                                                     PERCENTAGE OF STATISTICAL
                                                                     UNPAID              CALCULATION DATE
                                    NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                   AGGREGATE MORTGAGE         OF INITIAL AGGREGATE     OF INITIAL AGGREGATE
   LIEN POSITION                         LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   First Lien                               92                $4,529,884.04                     1.27%
   Second Lien                           8,203               343,127,227.88                     96.45
   Third Lien                              213                 8,114,054.68                      2.28
   -----------------------------------------------------------------------------------------------------------
       Total                             8,508              $355,771,166.60                   100.00%
   -----------------------------------------------------------------------------------------------------------


           MORTGAGE INTEREST RATES OF INITIAL AGGREGATE MORTGAGE LOANS

                                                                                     PERCENTAGE OF STATISTICAL
                                                                     UNPAID              CALCULATION DATE
                                    NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
   MORTGAGE INTEREST               AGGREGATE MORTGAGE         OF INITIAL AGGREGATE     OF INITIAL AGGREGATE
   RATES(%)                              LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
        6.000     to     6.999             10                      $575,928.61                 0.16%
        7.000     to     7.999            136                     8,155,977.29                 2.29
        8.000     to     8.999            296                    14,295,150.70                 4.02
        9.000     to     9.999            605                    29,611,278.95                 8.32
       10.000     to    10.999            820                    38,371,142.38                10.79
       11.000     to    11.999          1,100                    46,413,693.82                13.05
       12.000     to    12.999          1,077                    43,013,714.01                12.09
       13.000     to    13.999          1,152                    48,892,392.89                13.74
       14.000     to    14.999            989                    40,978,744.92                11.52
       15.000     to    15.999            752                    28,271,832.04                 7.95
       16.000     to    16.999            575                    22,213,510.08                 6.24
       17.000     to    17.999            444                    16,542,078.39                 4.65
       18.000     to    18.999            284                     9,692,689.87                 2.72
       19.000     to    19.999            203                     6,910,054.73                 1.94
       20.000     +                        65                     1,832,977.92                 0.52
   -----------------------------------------------------------------------------------------------------------
        Total                           8,508                  $355,771,166.60               100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average mortgage interest rate of the initial Aggregate Mortgage Loans as of the Statistical Calculation Date is approximately 13.172% per annum.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                        INITIAL AGGREGATE MORTGAGE LOANS


       CREDIT LIMIT UTILIZATION RATES OF INITIAL AGGREGATE MORTGAGE LOANS

                                                                                     PERCENTAGE OF STATISTICAL
                                                                     UNPAID              CALCULATION DATE
                                    NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
   CREDIT LIMIT                    AGGREGATE MORTGAGE         OF INITIAL AGGREGATE     OF INITIAL AGGREGATE
   UTILIZATION RATES(%)                  LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
         0.001      to     5.000          13                        $11,710.55                     *
         5.001      to    10.000           9                         40,573.11                 0.01%
        10.001      to    15.000           7                         49,398.51                  0.01
        15.001      to    20.000           5                         38,535.86                  0.01
        20.001      to    25.000           5                         31,096.14                  0.01
        25.001      to    30.000          11                        233,217.31                  0.07
        30.001      to    35.000          11                        221,903.05                  0.06
        35.001      to    40.000          14                        194,167.05                  0.05
        40.001      to    45.000          16                        450,714.40                  0.13
        45.001      to    50.000          20                        388,846.31                  0.11
        50.001      to    55.000          16                        365,226.04                  0.10
        55.001      to    60.000          39                        939,703.04                  0.26
        60.001      to    65.000          89                      1,988,049.56                  0.56
        65.001      to    70.000         116                      2,709,527.38                  0.76
        70.001      to    75.000          53                      1,404,013.61                  0.39
        75.001      to    80.000          37                      1,013,073.04                  0.28
        80.001      to    85.000          55                      1,683,828.95                  0.47
        85.001      to    90.000          88                      2,683,551.82                  0.75
        90.001      to    95.000         203                      6,704,239.08                  1.88
        95.001      to   100.000       7,691                    334,013,530.26                 93.88
       100.001      +                     10                        606,261.53                  0.17
  -----------------------------------------------------------------------------------------------------------
        Total                          8,508                   $355,771,166.60                100.00%
  -----------------------------------------------------------------------------------------------------------

The weighted average credit limit utilization rate of the initial Aggregate
Mortgage Loans as of the Statistical Calculation Date is approximately 98.44%.

*Greater than 0.000% but less than 0.005%.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                        INITIAL AGGREGATE MORTGAGE LOANS

        COMBINED LOAN-TO-VALUE RATIOS OF INITIAL AGGREGATE MORTGAGE LOANS

                                                                                     PERCENTAGE OF STATISTICAL
                                                                     UNPAID              CALCULATION DATE
                                    NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
   COMBINED LOAN-TO-               AGGREGATE MORTGAGE         OF INITIAL AGGREGATE     OF INITIAL AGGREGATE
   VALUE RATIOS(%)                       LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
         0.001     to      40.000          31                     $1,182,974.17                 0.33%
        40.001     to      50.000          23                        893,127.00                  0.25
        50.001     to      60.000          56                      3,619,852.27                  1.02
        60.001     to      70.000         127                      6,247,578.93                  1.76
        70.001     to      80.000         352                     14,601,026.71                  4.10
        80.001     to      90.000         820                     34,649,055.26                  9.74
        90.001     to     100.000       2,204                     91,250,885.59                 25.65
       100.001     to     110.000         838                     30,860,783.63                  8.67
       110.001     to     120.000       1,805                     73,446,834.54                 20.64
       120.001     to     130.000       2,252                     99,019,048.50                 27.83
   -----------------------------------------------------------------------------------------------------------
        Total                           8,508                   $355,771,166.60                100.00%
   -----------------------------------------------------------------------------------------------------------

The minimum and maximum combined loan-to-value ratios of the initial Aggregate Mortgage Loans as of the Statistical Calculation Date are approximately 8.86% and 125.00%, respectively, and the weighted average combined loan-to-value ratio as of the Statistical Calculation Date of the initial Aggregate Mortgages Loans is approximately 106.07%. The "combined loan-to-value ratio" of an initial Aggregate Mortgage Loan as of the Statistical Calculation Date is the ratio, expressed as a percentage, equal to the sum of any outstanding first and other mortgage balance, if any, as of the date of origination of the related initial Aggregate Mortgage Loan plus the principal balance of such initial Aggregate Mortgage Loan as of the Statistical Calculation Date divided by the appraised value of the mortgaged property at origination.


             PRINCIPAL BALANCES OF INITIAL AGGREGATE MORTGAGE LOANS

                                                                                     PERCENTAGE OF STATISTICAL
                                                                     UNPAID              CALCULATION DATE
                                    NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                   AGGREGATE MORTGAGE         OF INITIAL AGGREGATE     OF INITIAL AGGREGATE
   PRINCIPAL BALANCES                    LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
        $0.01   to    $25,000.00         2,103                   $42,176,140.47                11.85%
   $25,000.01   to    $50,000.00         4,407                   162,735,908.66                 45.74
   $50,000.01   to    $75,000.00         1,386                    85,215,058.12                 23.95
   $75,000.01   to   $100,000.00           430                    38,062,149.31                 10.70
  $100,000.01   to   $125,000.00            86                     9,762,296.23                  2.74
  $125,000.01   to   $150,000.00            42                     5,839,929.73                  1.64
  $150,000.01   to   $175,000.00            16                     2,600,355.04                  0.73
  $175,000.01   to   $200,000.00            17                     3,231,080.32                  0.91
  $200,000.01   to   $300,000.00            16                     4,049,248.72                  1.14
  $300,000.01   to   $400,000.00             2                       765,000.00                  0.22
  $400,000.01   to   $500,000.00             3                     1,334,000.00                  0.37
   -----------------------------------------------------------------------------------------------------------
        Total                            8,508                  $355,771,166.60                100.00%
   -----------------------------------------------------------------------------------------------------------

The average unpaid principal balance of the initial Aggregate Mortgage Loans as of the Statistical Calculation Date is approximately $41,816.08.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                        INITIAL AGGREGATE MORTGAGE LOANS

         MORTGAGED PROPERTIES SECURING INITIAL AGGREGATE MORTGAGE LOANS

                                                                                     PERCENTAGE OF STATISTICAL
                                                                     UNPAID              CALCULATION DATE
                                    NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                   AGGREGATE MORTGAGE         OF INITIAL AGGREGATE     OF INITIAL AGGREGATE
   PROPERTY TYPE                         LOANS                    MORTGAGE LOANS          MORTGAGE LOANS

   -----------------------------------------------------------------------------------------------------------
   Single-Family Dwelling                7,380                   $305,812,696.83               85.96%
   Planned Unit Development                600                     30,179,495.22                 8.48
   Condominium                             427                     16,347,046.82                 4.59
   Leasehold                                80                      2,647,919.49                 0.74
   Multi-Family                             21                        784,008.24                 0.22
   -----------------------------------------------------------------------------------------------------------
        Total                            8,508                   $355,771,166.60               100.00%
   -----------------------------------------------------------------------------------------------------------


          ORIGINAL TERM TO MATURITY OF INITIAL AGGREGATE MORTGAGE LOANS

                                                                                     PERCENTAGE OF STATISTICAL
                                                                     UNPAID              CALCULATION DATE
                                    NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
   ORIGINAL TERM TO                AGGREGATE MORTGAGE         OF INITIAL AGGREGATE     OF INITIAL AGGREGATE
   MATURITY (MONTHS)                     LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   ------------------------------------------------------------------------------------------------------------
       0        to       60                 1                        $17,966.98                0.01%
      61        to      120               446                     12,270,537.77                 3.45
      121       to      180             4,076                    156,301,851.42                43.93
      181       to      240             2,162                     97,234,510.00                27.33
      241       to      300             1,823                     89,946,300.43                25.28
   ------------------------------------------------------------------------------------------------------------
        Total                           8,508                   $355,771,166.60               100.00%
   ------------------------------------------------------------------------------------------------------------

The weighted average original term to maturity of the initial Aggregate Mortgage Loans as of the Statistical Calculation Date is approximately 225 months.


         REMAINING TERM TO MATURITY OF INITIAL AGGREGATE MORTGAGE LOANS

                                                                                     PERCENTAGE OF STATISTICAL
                                                                     UNPAID              CALCULATION DATE
                                    NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
   REMAINING TERM TO               AGGREGATE MORTGAGE         OF INITIAL AGGREGATE     OF INITIAL AGGREGATE
   MATURITY (MONTHS)                     LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
        0      to        60             113                       $2,253,314.72                 0.63%
       61      to       120             624                       18,710,756.50                 5.26
      121      to       180           3,930                      152,721,009.70                42.93
      181      to       240           2,032                       92,810,046.74                26.09
      241      to       300           1,809                       89,276,038.94                25.09
   -----------------------------------------------------------------------------------------------------------
       Total                          8,508                     $355,771,166.60               100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average remaining term to maturity of the initial Aggregate Mortgage Loans as of the Statistical Calculation Date is approximately 217 months.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                        INITIAL AGGREGATE MORTGAGE LOANS

             YEAR OF ORIGINATION OF INITIAL AGGREGATE MORTGAGE LOANS

                                                                                  PERCENTAGE OF STATISTICAL
                                                                  UNPAID              CALCULATION DATE
                                 NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                AGGREGATE MORTGAGE         OF INITIAL AGGREGATE     OF INITIAL AGGREGATE
   YEAR OF ORIGINATION                LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
          2001                        7,014                   $309,336,420.43                86.95%
          2000                          169                      5,945,497.41                 1.67
          1999                           62                      2,256,389.46                 0.63
          1998                          300                     10,154,549.96                 2.85
          1997                          253                      8,438,527.71                 2.37
          1996                          347                      7,942,276.74                 2.23
          1995                          232                      7,347,058.47                 2.07
          1994                           62                      1,786,786.06                 0.50
          1993                           27                        890,735.30                 0.25
          1992                           24                        945,915.36                 0.27
          1991                            7                        262,671.51                 0.07
          1990                            8                        297,425.10                 0.08
          1989                            2                        114,275.73                 0.03
          1988                            1                         52,637.36                 0.01
   -----------------------------------------------------------------------------------------------------------
         Total                        8,508                   $355,771,166.60               100.00%
   -----------------------------------------------------------------------------------------------------------

The earliest month and year of origination of any initial Aggregate Mortgage Loan as of the Statistical Calculation Date is November 1988 and the latest month and year of origination of any initial Aggregate Mortgage loan as of the Statistical Calculation Date is July 2001.


               OCCUPANCY TYPE OF INITIAL AGGREGATE MORTGAGE LOANS

                                                                                     PERCENTAGE OF STATISTICAL
                                                                     UNPAID              CALCULATION DATE
                                    NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                   AGGREGATE MORTGAGE         OF INITIAL AGGREGATE     OF INITIAL AGGREGATE
   OCCUPANCY TYPE                        LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   Owner Occupied                      8,484                     $354,879,029.29              99.75%
   Non-Owner Occupied                     24                          892,137.31               0.25
   -----------------------------------------------------------------------------------------------------------
          Total                        8,508                     $355,771,166.60             100.00%
   -----------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                        INITIAL AGGREGATE MORTGAGE LOANS

               CREDIT QUALITY OF INITIAL AGGREGATE MORTGAGE LOANS

                                                                                     PERCENTAGE OF STATISTICAL
                                                                     UNPAID              CALCULATION DATE
                                    NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                   AGGREGATE MORTGAGE         OF INITIAL AGGREGATE     OF INITIAL AGGREGATE
   CREDIT QUALITY                        LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   Excellent                            6,026                    $266,178,383.45             74.82%
   Superior                             1,498                      56,691,654.61              15.93
   Good                                   801                      27,277,788.08               7.67
   Fair                                    58                       2,034,091.19               0.57
   Non-Prime                              125                       3,589,249.27               1.01
   -----------------------------------------------------------------------------------------------------------
        Total                           8,508                    $355,771,166.60             100.00%
   -----------------------------------------------------------------------------------------------------------

Credit Grades run from Excellent to Superior to Good to Fair to Non-Prime in descending order.


            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES SECURING
                        INITIAL AGGREGATE MORTGAGE LOANS

                                                                                     PERCENTAGE OF STATISTICAL
                                                                     UNPAID              CALCULATION DATE
                                    NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                   AGGREGATE MORTGAGE         OF INITIAL AGGREGATE     OF INITIAL AGGREGATE
   STATE                                 LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   ----------------------------------------------------------------------------------------------------------
   California                          1,745                     $90,485,074.34             25.43%
   Florida                               628                      22,178,179.02               6.23
   Virginia                              476                      19,663,004.30               5.53
   Maryland                              403                      17,518,061.51               4.92
   Illinois                              427                      17,349,016.25               4.88
   Ohio                                  417                      14,997,765.40               4.22
   Washington                            340                      14,770,055.92               4.15
   New Jersey                            317                      14,346,561.26               4.03
   Michigan                              375                      13,626,747.93               3.83
   Arizona                               367                      13,601,102.04               3.82
   Pennsylvania                          327                      13,189,127.84               3.71
   Georgia                               351                      12,610,171.37               3.54
   Colorado                              240                      11,232,206.21               3.16
   Oregon                                208                       8,559,125.76               2.41
   Nevada                                221                       7,659,720.24               2.15
   Missouri                              209                       7,588,336.02               2.13
   Other (<2%)                         1,457                      56,396,911.19              15.85
   ----------------------------------------------------------------------------------------------------------
        Total                          8,508                    $355,771,166.60             100.00%
   ----------------------------------------------------------------------------------------------------------

No more than approximately 0.32% of the initial Aggregate Mortgage Loans as of the Statistical Calculation Date are secured by mortgaged properties located in any one zip code.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                        INITIAL AGGREGATE MORTGAGE LOANS


            DEBT-TO-INCOME RATIOS OF INITIAL AGGREGATE MORTGAGE LOANS

                                                                                     PERCENTAGE OF STATISTICAL
                                                                     UNPAID              CALCULATION DATE
                                    NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
   DEBT-TO-INCOME                  AGGREGATE MORTGAGE         OF INITIAL AGGREGATE     OF INITIAL AGGREGATE
   RATIOS(%)                             LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
     5.001       to    10.000               1                      $31,302.72                   0.01%
    10.001       to    15.000              11                      478,846.53                   0.13
    15.001       to    20.000              64                    2,721,761.18                   0.77
    20.001       to    25.000             233                    8,882,603.07                   2.50
    25.001       to    30.000             582                   21,869,234.23                   6.15
    30.001       to    35.000           1,072                   42,307,413.25                  11.89
    35.001       to    40.000           1,489                   60,379,579.14                  16.97
    40.001       to    45.000           1,750                   70,590,765.62                  19.84
    45.001       to    50.000           2,172                   92,481,877.03                  25.99
    50.001       to    55.000           1,134                   56,027,783.83                  15.75
  -------------------------------------------------------------------------------------------------------
    Total                               8,508                 $355,771,166.60                 100.00%
  -------------------------------------------------------------------------------------------------------

The weighted average debt-to-income ratio of the initial Aggregate Mortgage Loans as of the Statistical Calculation Date is approximately 41.89%.


             PREPAYMENT PENALTY FOR INITIAL AGGREGATE MORTGAGE LOANS


                                                                                     PERCENTAGE OF STATISTICAL
                                                                     UNPAID              CALCULATION DATE
                                    NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                   AGGREGATE MORTGAGE         OF INITIAL AGGREGATE     OF INITIAL AGGREGATE
   MONTHS APPLICABLE                     LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
              0                          1,992                      $70,396,636.43               19.79%
              6                              1                           37,721.33                0.01
             12                              2                           70,444.55                0.02
             24                             36                        2,013,576.02                0.57
             36                          2,661                      119,610,375.40               33.62
             42                              3                           86,174.11                0.02
             48                             16                          845,840.51                0.24
             60                          3,797                      162,710,398.25               45.73
   -----------------------------------------------------------------------------------------------------------
             Total                       8,508                     $355,771,166.60              100.00%
   -----------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                        INITIAL AGGREGATE MORTGAGE LOANS

            ORIGINATION CHANNEL FOR INITIAL AGGREGATE MORTGAGE LOANS

                                                                                     PERCENTAGE OF STATISTICAL
                                                                     UNPAID              CALCULATION DATE
                                    NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                   AGGREGATE MORTGAGE         OF INITIAL AGGREGATE     OF INITIAL AGGREGATE
   ORIGINATION CHANNEL                   LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   Direct Mail                         3,793                        $156,622,413.36           44.02%
   Correspondent                       2,009                          83,619,367.49           23.50
   Broker                              1,695                          82,994,608.10           23.33
   Acquisition                         1,011                          32,534,777.65            9.14
   -----------------------------------------------------------------------------------------------------------
                                       8,508                        $355,771,166.60          100.00%
   -----------------------------------------------------------------------------------------------------------


             DELINQUENCY STATUS FOR INITIAL AGGREGATE MORTGAGE LOANS

                                                                                     PERCENTAGE OF STATISTICAL
                                                                     UNPAID              CALCULATION DATE
                                    NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                   AGGREGATE MORTGAGE         OF INITIAL AGGREGATE     OF INITIAL AGGREGATE
   DELINQUENCY                           LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   0                                  7,871                         $331,749,862.51                    93.25%
   1-29                                 637                           24,021,304.09                      6.75
   -----------------------------------------------------------------------------------------------------------
             Total                    89,508                        $355,771,166.60                      100%
   -----------------------------------------------------------------------------------------------------------


                 LIEN POSITION OF INITIAL GROUP I MORTGAGE LOANS

                                                                                 PERCENTAGE OF STATISTICAL
                                                                 UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                               GROUP I MORTGAGE            OF INITIAL GROUP I       OF INITIAL GROUP I
   LIEN POSITION                     LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   First Lien                          32                    $1,781,840.31                 1.90%
   Second Lien                      2,054                    90,797,824.82                96.85
   Third Lien                          32                     1,171,607.07                 1.25
   -----------------------------------------------------------------------------------------------------------
       Total                        2.118                   $93,751,272.20               100.00%
   -----------------------------------------------------------------------------------------------------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                         INITIAL GROUP I MORTGAGE LOANS


            MORTGAGE INTEREST RATES OF INITIAL GROUP I MORTGAGE LOANS

                                                                                 PERCENTAGE OF STATISTICAL
                                                                 UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
   MORTGAGE INTEREST           GROUP I MORTGAGE            OF INITIAL GROUP I       OF INITIAL GROUP I
   RATES(%)                          LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
    7.000     to      7.999           80                      $4,391,171.48                  4.68%
    8.000     to      8.999          157                       7,223,423.49                  7.70
    9.000     to      9.999          268                      13,679,827.15                 14.59
   10.000     to     10.999          308                      14,736,051.80                 15.72
   11.000     to     11.999          401                      18,924,662.33                 20.19
   12.000     to     12.999          343                      15,303,134.67                 16.32
   13.000     to     13.999          316                      12,701,300.85                 13.55
   14.000     to     14.999          147                       4,513,185.84                  4.81
   15.000     to     15.999           74                       1,723,404.64                  1.84
   16.000     to     16.999           16                         327,219.95                  0.35
   17.000     to     17.999            3                         117,884.68                  0.13
   19.000     to     19.999            4                          85,509.50                  0.09
   20.000     +                        1                          24,495.82                  0.03
   -----------------------------------------------------------------------------------------------------------
        Total                      2,118                     $93,751,272.20                100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average mortgage interest rate of the initial Group I Mortgage Loans as of the Statistical Calculation Date is approximately 11.431% per annum.


         COMBINED LOAN-TO-VALUE RATIOS OF INITIAL GROUP I MORTGAGE LOANS

                                                                                 PERCENTAGE OF STATISTICAL
                                                                 UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
   COMBINED LOAN-TO-           GROUP I MORTGAGE            OF INITIAL GROUP I       OF INITIAL GROUP I
   VALUE RATIOS(%)                   LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
      0.001     to    40.000          13                       $471,642.48                0.50%
     40.001     to    50.000           8                        302,502.76                0.32
     50.001     to    60.000          32                      1,695,919.16                1.81
     60.001     to    70.000          60                      3,131,347.03                3.34
     70.001     to    80.000         171                      7,163,427.99                7.64
     80.001     to    90.000         442                     20,133,783.82               21.48
     90.001     to   100.000       1,390                     60,735,460.40               64.78
    100.001     to   100.002           2                        117,188.56                0.12
   -----------------------------------------------------------------------------------------------------------
        Total                      2,118                    $93,751,272.20              100.00%
   -----------------------------------------------------------------------------------------------------------

The minimum and maximum combined loan-to-value ratios of the initial Group I Mortgage Loans as of the Statistical Calculation Date are approximately 13.84% and 100.002%, respectively, and the weighted average combined loan-to-value ratio as of the Statistical Calculation Date of the initial Group I Mortgages Loans is approximately 91.21%. The "combined loan-to-value ratio" of an initial Group I Mortgage Loan as of the Statistical Calculation Date is the ratio, expressed as a percentage, equal to the sum of any outstanding first and other mortgage balance, if any, as of the date of origination of the related initial Group I Mortgage Loan plus the principal balance of such initial Group I Mortgage Loan as of the Statistical Calculation Date divided by the appraised value of the mortgaged property at origination.

                         INITIAL GROUP I MORTGAGE LOANS


              PRINCIPAL BALANCES OF INITIAL GROUP I MORTGAGE LOANS

                                                                                 PERCENTAGE OF STATISTICAL
                                                                 UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                               GROUP I MORTGAGE            OF INITIAL GROUP I       OF INITIAL GROUP I
   PRINCIPAL BALANCES                LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
        $0.01   to  $25,000.00          557                     $11,240,092.72             11.99%
   $25,000.01   to  $50,000.00        1,007                      36,562,804.96             39.00
   $50,000.01   to  $75,000.00          336                      20,707,852.77             22.09
   $75,000.01   to $100,000.00          131                      11,522,680.49             12.29
  $100,000.01   to $125,000.00           30                       3,357,461.43              3.58
  $125,000.01   to $150,000.00           25                       3,456,766.35              3.69
  $150,000.01   to $175,000.00           10                       1,647,799.91              1.76
  $175,000.01   to $200,000.00           11                       2,072,564.85              2.21
  $200,000.01   to $300,000.00            9                       2,263,248.72              2.41
  $400,000.01   to $500,000.00            2                         920,000.00              0.98
   -----------------------------------------------------------------------------------------------------------
        Total                         2,118                     $93,751,272.20            100.00%
   -----------------------------------------------------------------------------------------------------------

The average unpaid principal balance of the initial Group I Mortgage Loans as of the Statistical Calculation Date is approximately $44,264.06.


          MORTGAGED PROPERTIES SECURING INITIAL GROUP I MORTGAGE LOANS

                                                                                 PERCENTAGE OF STATISTICAL
                                                                 UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                               GROUP I MORTGAGE            OF INITIAL GROUP I       OF INITIAL GROUP I
   PROPERTY TYPE                     LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   Single-Family Dwelling          1,842                       $79,798,312.78            85.12%
   Condominium                        98                         3,835,574.19             4.09
   Planned Unit Development          156                         9,365,510.79             9.99
   Multi-Family                        9                           382,002.25             0.41
   Leasehold                          13                           369,872.19             0.39
   -----------------------------------------------------------------------------------------------------------
        Total                      2,118                       $93,751,272.20           100.00%
   -----------------------------------------------------------------------------------------------------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                         INITIAL GROUP I MORTGAGE LOANS


           ORIGINAL TERM TO MATURITY OF INITIAL GROUP I MORTGAGE LOANS

                                                                                 PERCENTAGE OF STATISTICAL
                                                                 UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
   ORIGINAL TERM               GROUP I MORTGAGE            OF INITIAL GROUP I       OF INITIAL GROUP I
   TO MATURITY                       LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
      0      to       60                1                          $17,966.98                0.02%
     61      to      120              278                        6,510,245.65                6.94
    121      to      180            1,165                       49,630,290.19               52.94
    181      to      240              205                       11,151,184.95               11.89
    241      to      300              469                       26,441,584.43               28.20
   -----------------------------------------------------------------------------------------------------------
        Total                       2,118                      $93,751,272.20              100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average original term to maturity of the initial Group I Mortgage Loans as of the Statistical Calculation Date is approximately 217 months.


          REMAINING TERM TO MATURITY OF INITIAL GROUP I MORTGAGE LOANS


                                                                                 PERCENTAGE OF STATISTICAL
                                                                 UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
   REMAINING TERM              GROUP I MORTGAGE            OF INITIAL GROUP I       OF INITIAL GROUP I
   TO MATURITY                       LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
       0      to      60               107                      $2,068,938.75             2.21%
      61      to     120               172                       4,459,273.88             4.76
     121      to     180             1,165                      49,630,290.19            52.94
     181      to     240               205                      11,151,184.95            11.89
     241      to     300               469                      26,441,584.43            28.20
   -----------------------------------------------------------------------------------------------------------
       Total                         2,118                     $93,751,272.20           100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average remaining term to maturity of the initial Group I Mortgage Loans as of the Statistical Calculation Date is approximately 213 months.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                         INITIAL GROUP I MORTGAGE LOANS

              YEAR OF ORIGINATION OF INITIAL GROUP I MORTGAGE LOANS

                                                                                 PERCENTAGE OF STATISTICAL
                                                                 UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                               GROUP I MORTGAGE            OF INITIAL GROUP I       OF INITIAL GROUP I
   YEARS OF ORIGINATION              LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
        2001                       1,899                     $88,759,133.06              94.68%
        2000                          36                       1,536,996.34               1.64
        1996                         178                       3,377,847.00               3.60
        1995                           5                          77,295.80               0.08
   -----------------------------------------------------------------------------------------------------------
        Total                      2,118                     $93,751,272.20             100.00%
   -----------------------------------------------------------------------------------------------------------

The earliest month and year of origination of any initial Group I Mortgage Loan as of the Statistical Calculation Date is October 1995 and the latest month and year of origination of any initial Group I Mortgage Loan as of the Statistical Calculation Date is July 2001.



                OCCUPANCY TYPE OF INITIAL GROUP I MORTGAGE LOANS

                                                                                 PERCENTAGE OF STATISTICAL
                                                                 UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                               GROUP I MORTGAGE            OF INITIAL GROUP I       OF INITIAL GROUP I
   OCCUPANCY TYPE                    LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   Owner Occupied                  2,107                        $93,398,477.60          99.62%
   Non-Owner Occupied                 11                            352,794.60           0.38
   -----------------------------------------------------------------------------------------------------------
        Total                      2,118                        $93,751,272.20         100.00%
   -----------------------------------------------------------------------------------------------------------


                CREDIT QUALITY OF INITIAL GROUP I MORTGAGE LOANS

                                                                              PERCENTAGE OF STATISTICAL
                                                              UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL        PRINCIPAL BALANCE       PRINCIPAL BALANCE
                               GROUP I MORTGAGE         OF INITIAL GROUP I       OF INITIAL GROUP I
   CREDIT QUALLITY                   LOANS                 MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   Excellent                          1,511                $70,050,730.36            74.72%
   Superior                             388                 15,736,426.91            16.79
   Good                                 205                  7,363,932.13             7.85
   Fair                                  10                    482,714.36             0.51
   Non-Prime                              4                    117,468.44             0.13
   -----------------------------------------------------------------------------------------------------------
        Total                         2,118                $93,751,272.20           100.00%
   -----------------------------------------------------------------------------------------------------------

Credit grades run from Excellent to Superior to Good to Fair to Non-Prime in descending order.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                         INITIAL GROUP I MORTGAGE LOANS
            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES SECURING
                         INITIAL GROUP I MORTGAGE LOANS

                                                                                 PERCENTAGE OF STATISTICAL
                                                                 UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                               GROUP I MORTGAGE            OF INITIAL GROUP I       OF INITIAL GROUP I
   STATE                             LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   ----------------------------------------------------------------------------------------------------------
   California                          677                     $37,839,665.83               40.36%
   Florida                             161                       5,217,768.76                5.57
   Virginia                            116                       5,203,944.74                5.55
   New Jersey                          101                       4,955,335.00                5.29
   Illinois                             93                       3,502,310.60                3.74
   Georgia                             102                       3,443,674.10                3.67
   Michigan                             98                       3,261,821.65                3.48
   Maryland                             85                       3,131,231.93                3.34
   Colorado                             62                       3,034,705.63                3.24
   Pennsylvania                         77                       2,985,942.60                3.18
   Washington                           57                       2,373,819.38                2.53
   Oregon                               51                       2,132,765.58                2.27
   Arizona                              58                       1,905,393.98                2.03
   Other (<2%)                         380                      14,762,892.42               15.75
   ----------------------------------------------------------------------------------------------------------
        Total                        2,118                     $93,751,272.20              100.00%
   ----------------------------------------------------------------------------------------------------------

No more than approximately 0.73% of the initial Group I Mortgage Loans as of the Statistical Calculation Date are secured by mortgaged properties located in any one zip code.


             DEBT-TO-INCOME RATIOS OF INITIAL GROUP I MORTGAGE LOANS

                                                                                 PERCENTAGE OF STATISTICAL
                                                                 UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
   DEBT-TO-INCOME              GROUP I MORTGAGE            OF INITIAL GROUP I       OF INITIAL GROUP I
   RATIOS(%)                         LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   ----------------------------------------------------------------------------------------------------------
   10.001    to   15.000                2                       $69,692.19               0.07%
   15.001    to   20.000               24                       840,615.40               0.90
   20.001    to   25.000               85                     3,210,497.00               3.42
   25.001    to   30.000              184                     7,060,881.27               7.53
   30.001    to   35.000              298                    13,065,203.22              13.94
   35.001    to   40.000              408                    17,032,820.91              18.17
   40.001    to   45.000              424                    17,802,769.49              18.99
   45.001    to   50.000              455                    21,071,157.57              22.48
   50.001    to   55.000              238                    13,597,635.15              14.50
   ----------------------------------------------------------------------------------------------------------
        Total                       2,118                   $93,751,272.20             100.00%
   ----------------------------------------------------------------------------------------------------------

The weighted average debt-to-income ratio of the initial Group 1 Mortgage Loans as of the Statistical Calculation Date is approximately 40.92%.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                         INITIAL GROUP I MORTGAGE LOANS

              PREPAYMENT PENALTY FOR INITIAL GROUP I MORTGAGE LOANS

                                                                                 PERCENTAGE OF STATISTICAL
                                                                 UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                               GROUP I MORTGAGE            OF INITIAL GROUP I       OF INITIAL GROUP I
   MONTHS APPLICABLE                 LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   No Prepayment Penalty                  351              $12,590,094.25                    13.43%
            12                              2                   70,444.55                      0.08
            24                             20                1,257,961.06                      1.34
            36                            604               29,495,449.18                     31.46
            48                              6                  321,202.15                      0.34
            60                          1,135               50,016,121.01                     53.35
   -----------------------------------------------------------------------------------------------------------
          Total                         2,118              $93,751,272.20                   100.00%
   -----------------------------------------------------------------------------------------------------------



             ORIGINATION CHANNEL FOR INITIAL GROUP I MORTGAGE LOANS

                                                                              PERCENTAGE OF STATISTICAL
                                                              UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL        PRINCIPAL BALANCE       PRINCIPAL BALANCE
                               GROUP I MORTGAGE         OF INITIAL GROUP I       OF INITIAL GROUP I
   ORIGINATION CHANNEL               LOANS                 MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   Direct Mail                     1,295                  $52,473,240.83             55.97%
   Correspondent                     473                   21,243,157.59             22.66
   Broker                            350                   20,034,873.78             21.37
   -----------------------------------------------------------------------------------------------------------
             Total                 2,118                  $93,751,272.20            100.00%
   -----------------------------------------------------------------------------------------------------------


              DELINQUENCY STATUS FOR INITIAL GROUP I MORTGAGE LOANS

                                                                                 PERCENTAGE OF STATISTICAL
                                                                 UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                               GROUP I MORTGAGE            OF INITIAL GROUP I       OF INITIAL GROUP I
   DELINQUENCY                       LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   0                                1,995                      $89,126,086.54             95.07%
   1-29                               123                        4,625,185.66              4.93
   -----------------------------------------------------------------------------------------------------------
             Total                  2,118                      $93,751,272.20               100%
   -----------------------------------------------------------------------------------------------------------


                         INITIAL GROUP II MORTGAGE LOANS

                LIEN POSITION OF INITIAL GROUP II MORTGAGE LOANS

                                                                                 PERCENTAGE OF STATISTICAL
                                                                 UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                               GROUP II MORTGAGE           OF INITIAL GROUP II      OF INITIAL GROUP II
   LIEN POSITION                     LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -------------------------------------------------------------------------------------------------------------
   Second Lien                        3,849                 $161,699,470.90              98.67%
   Third Lien                            58                    2,177,898.78               1.33
   -------------------------------------------------------------------------------------------------------------
       Total                          3,907                 $163,877,369.68             100.00%
   -------------------------------------------------------------------------------------------------------------


           MORTGAGE INTEREST RATES OF INITIAL GROUP II MORTGAGE LOANS

                                                                                 PERCENTAGE OF STATISTICAL
                                                                 UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
   MORTGAGE INTEREST           GROUP II MORTGAGE           OF INITIAL GROUP II      OF INITIAL GROUP II
   RATES(%)                          LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   --------------------------------------------------------------------------------------------------------------
      8.000     to     8.999             2                     $156,398.98                  0.10%
      9.000     to     9.999            36                    2,099,965.91                  1.28
    10.000      to    10.999            96                     5,604,235.99                 3.42
    11.000      to    11.999           165                     8,257,094.60                 5.04
    12.000      to    12.999           339                    15,681,099.31                 9.57
    13.000      to    13.999           614                    28,566,330.95                17.43
    14.000      to    14.999           666                    29,270,640.75                17.86
    15.000      to    15.999           560                    22,167,416.67                13.53
    16.000      to    16.999           475                    18,597,884.88                11.35
    17.000      to    17.999           413                    15,354,880.98                 9.37
    18.000      to    18.999           278                     9,488,393.33                 5.79
    19.000      to    19.999           199                     6,824,545.23                 4.16
    20.000      +                       64                     1,808,482.10                 1.10
   --------------------------------------------------------------------------------------------------------------
        Total                        3,907                  $163,877,369.68               100.00%
   --------------------------------------------------------------------------------------------------------------

The weighted average mortgage interest rate of the initial Group II Mortgage Loans as of the Statistical Calculation Date is approximately 15.048% per annum.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                         INITIAL GROUP II MORTGAGE LOANS

        COMBINED LOAN-TO-VALUE RATIOS OF INITIAL GROUP II MORTGAGE LOANS

                                                                                 PERCENTAGE OF STATISTICAL
                                                                 UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
   COMBINED LOAN-TO-           GROUP II MORTGAGE           OF INITIAL GROUP II      OF INITIAL GROUP II
   VALUE RATIO(%)                    LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -------------------------------------------------------------------------------------------------------------
   100.001  to  110.000                618                  $23,481,415.33               14.33%
   110.001  to  120.000              1,480                   60,500,433.71               36.92
   120.001  to  130.000              1,809                   79,895,520.64               48.75
   -------------------------------------------------------------------------------------------------------------
        Total                        3,907                 $163,877,369.68              100.00%
   -------------------------------------------------------------------------------------------------------------

The minimum and maximum combined loan-to-value ratios of the initial Group II Mortgage Loans as of the Statistical Calculation Date are approximately 100.02% and 125.00%, respectively, and the weighted average combined loan-to-value ratio as of the Statistical Calculation Date of the initial Group II Mortgage Loans is approximately 118.11%. The "combined loan-to-value ratio" of an initial Group II Mortgage Loan as of the Statistical Calculation Date is the ratio, expressed as a percentage, equal to the sum of any outstanding first and other mortgage balance, if any, as of the date of origination of the related initial Group II Mortgage Loan plus the principal balance of such initial Group II Mortgage Loan as of the Statistical Calculation Date divided by the appraised value of the mortgaged property at origination.


              PRINCIPAL BALANCES OF INITIAL GROUP II MORTGAGE LOANS

                                                                                 PERCENTAGE OF STATISTICAL
                                                                 UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                               GROUP II MORTGAGE           OF INITIAL GROUP II      OF INITIAL GROUP II
   PRINCIPAL BALANCES                LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -------------------------------------------------------------------------------------------------------------
         $0.01   to    $25,000.00       736                  $16,027,675.15                9.78%
    $25,000.01   to    $50,000.00     2,272                   84,973,716.41               51.85
    $50,000.01   to    $75,000.00       673                   41,467,571.82               25.30
    $75,000.01   to   $100,000.00       191                   17,028,347.08               10.39
   $100,000.01   to   $125,000.00        30                    3,484,488.01                2.13
   $125,000.01   to   $150,000.00         3                      436,716.08                0.27
   $150,000.01   to   $175,000.00         1                      158,855.13                0.10
   $200,000.01   to   $300,000.00         1                      300,000.00                0.18
   -------------------------------------------------------------------------------------------------------------
        Total                         3,907                 $163,877,369.68              100.00%
   -------------------------------------------------------------------------------------------------------------

The average unpaid principal balance of the initial Group II Mortgage Loans as of the Statistical Calculation Date is approximately $41,944.55.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                         INITIAL GROUP II MORTGAGE LOANS

          MORTGAGED PROPERTIES SECURING INITIAL GROUP II MORTGAGE LOANS

                                                                            PERCENTAGE OF STATISTICAL
                                                            UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL      PRINCIPAL BALANCE       PRINCIPAL BALANCE
                               GROUP II MORTGAGE      OF INITIAL GROUP II      OF INITIAL GROUP II
   PROPERTY TYPE                     LOANS               MORTGAGE LOANS          MORTGAGE LOANS
   ------------------------------------------------------------------------------------------------------------
   Single-Family Dwelling           3,283              $138,019,398.45              84.22%
   Planned Unit Development           344                15,581,212.03               9.51
   Condominium                        237                 8,902,804.03               5.43
   Leasehold                           40                 1,289,253.88               0.79
   Multi-Family                         3                    84,701.29               0.05
   ------------------------------------------------------------------------------------------------------------
        Total                       3,907              $163,877,369.68             100.00%
   ------------------------------------------------------------------------------------------------------------


          ORIGINAL TERM TO MATURITY OF INITIAL GROUP II MORTGAGE LOANS

                                                                                 PERCENTAGE OF STATISTICAL
                                                                 UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
   ORIGINAL TERM TO            GROUP II MORTGAGE           OF INITIAL GROUP II      OF INITIAL GROUP II
   MATURITY (MONTHS)                 LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   --------------------------------------------------------------------------------------------------------------
     61    to    120                 168                    $5,760,292.12                 3.52%
    121    to    180               1,911                    74,601,121.77                45.52
    181    to    240                 485                    20,475,577.98                12.49
    241    to    300               1,343                    63,040,377.81                38.47
   --------------------------------------------------------------------------------------------------------------
        Total                      3,907                  $163,877,369.68               100.00%
   --------------------------------------------------------------------------------------------------------------

The weighted average original term to maturity of the initial Group II Mortgage Loans as of the Statistical Calculation Date is approximately 231 months.


              REMAINING TERM TO MATURITY OF GROUP II MORTGAGE LOANS

                                                                            PERCENTAGE OF STATISTICAL
                                                            UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL      PRINCIPAL BALANCE       PRINCIPAL BALANCE
   REMAINING TERM TO           GROUP II MORTGAGE      OF INITIAL GROUP II      OF INITIAL GROUP II
   MATURITY (MONTHS)                 LOANS               MORTGAGE LOANS          MORTGAGE LOANS
   --------------------------------------------------------------------------------------------------------------
    0   to    60                       1                   $20,384.81               0.01%
   61   to   120                     167                 5,739,907.31               3.50
  121   to   180                   1,913                74,732,180.02              45.60
  181   to   240                     486                20,550,443.03              12.54
  241   to   300                   1,340                62,834,454.51              38.34
   --------------------------------------------------------------------------------------------------------------
        Total                      3,907              $163,877,369.68             100.00%
   --------------------------------------------------------------------------------------------------------------

The weighted average remaining term to maturity of the initial Group II Mortgage Loans as of the Statistical Calculation Date is approximately 230 months.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                         INITIAL GROUP II MORTGAGE LOANS

             YEAR OF ORIGINATION OF INITIAL GROUP II MORTGAGE LOANS

                                                                                 PERCENTAGE OF STATISTICAL
                                                                 UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                               GROUP II MORTGAGE           OF INITIAL GROUP II      OF INITIAL GROUP II
   YEARS OF ORIGINATION              LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -------------------------------------------------------------------------------------------------------------
        2001                          3,775                  $159,499,668.61               97.33%
        2000                            132                     4,377,701.07                2.67
   -------------------------------------------------------------------------------------------------------------
        Total                         3,907                  $163,877,369.68              100.00%
   -------------------------------------------------------------------------------------------------------------

The earliest month and year of origination of any initial Group II Mortgage Loan as of the Statistical Calculation Date is June 2000 and the latest month and year of origination of any initial Group II Mortgage Loan as of the Statistical Calculation Date is July 2001.


                OCCUPANCY TYPE OF INITIAL GROUP II MORTGAGE LOANS

                                                                                 PERCENTAGE OF STATISTICAL
                                                                 UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                               GROUP II MORTGAGE           OF INITIAL GROUP II      OF INITIAL GROUP II
   OCCUPANCY TYPE                    LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   ------------------------------------------------------------------------------------------------------------
   Owner Occupied                    3,905                   $163,800,535.30              99.95%
   Non-Owner Occupied                    2                         76,834.38               0.05
   ------------------------------------------------------------------------------------------------------------
        Total                        3,907                   $163,877,369.68             100.00%
   ------------------------------------------------------------------------------------------------------------

                CREDIT QUALITY OF INITIAL GROUP II MORTGAGE LOANS

                                                                                 PERCENTAGE OF STATISTICAL
                                                                 UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                               GROUP II MORTGAGE           OF INITIAL GROUP II      OF INITIAL GROUP II
   CREDIT QUALITY                    LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -------------------------------------------------------------------------------------------------------------
   Excellent                        2,786                    $124,930,276.58             76.23%
   Superior                           731                      26,180,045.13             15.98
   Good                               385                      12,632,880.52              7.71
   Fair                                 5                         134,167.45              0.08
   -------------------------------------------------------------------------------------------------------------
        Total                       3,907                    $163,877,369.68            100.00%
   -------------------------------------------------------------------------------------------------------------

Credit grades run from Excellent to Superior to Good to Fair in descending order.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                         INITIAL GROUP II MORTGAGE LOANS

            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES SECURING
                         INITIAL GROUP II MORTGAGE LOANS

                                                                                 PERCENTAGE OF STATISTICAL
                                                                 UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                               GROUP II MORTGAGE           OF INITIAL GROUP II      OF INITIAL GROUP II
   STATE                             LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -------------------------------------------------------------------------------------------------------------
   California                          648                     $30,537,746.50             18.63%
   Florida                             340                      12,584,446.87              7.68
   Maryland                            260                      11,680,801.93              7.13
   Virginia                            258                      10,754,094.70              6.56
   Ohio                                216                       8,082,629.74              4.93
   Arizona                             204                       7,901,549.22              4.82
   Pennsylvania                        186                       7,899,423.01              4.82
   Washington                          163                       7,421,977.27              4.53
   Illinois                            140                       6,385,970.17              3.90
   Georgia                             144                       5,673,149.76              3.46
   Nevada                              143                       5,282,888.39              3.22
   Colorado                            107                       5,167,273.28              3.15
   Michigan                            116                       4,954,739.45              3.02
   New jersey                           95                       4,888,240.04              2.98
   Oregon                              106                       4,451,548.43              2.72
   Missouri                             97                       3,762,972.72              2.30
   Other (<2%)                         684                      26,447,918.20             16.14
   -------------------------------------------------------------------------------------------------------------
        Total                        3,907                    $163,877,369.68            100.00%
   -------------------------------------------------------------------------------------------------------------

No more than approximately 0.26% of the initial Group II Mortgage Loans as of the Statistical Calculation Date are secured by mortgaged properties located in any one zip code.


            DEBT-TO-INCOME RATIOS OF INITIAL GROUP II MORTGAGE LOANS

                                                                                 PERCENTAGE OF STATISTICAL
                                                                 UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
   DEBT-TO-INCOME              GROUP II MORTGAGE           OF INITIAL GROUP II      OF INITIAL GROUP II
   RATIOS(%)                         LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   ------------------------------------------------------------------------------------------------------------
   10.001   to  15.000                 4                      $140,251.21                   0.09%
   15.001   to  20.000                16                       873,768.78                   0.53
   20.001   to  25.000                61                     2,329,817.38                   1.42
   25.001   to  30.000               227                     8,323,061.47                   5.08
   30.001   to  35.000               492                    19,564,243.96                  11.94
   35.001   to  40.000               767                    31,642,778.69                  19.31
   40.001   to  45.000               875                    35,473,203.05                  21.65
   45.001   to  50.000             1,167                    49,668,333.45                  30.31
   50.001   to  55.000               298                    15,861,911.69                   9.68
   ------------------------------------------------------------------------------------------------------------
        Total                      3,907                  $163,877,369.68                 100.00%
   ------------------------------------------------------------------------------------------------------------

The weighted average debt-to-income ratio of the initial Group II Mortgage Loans as of the Statistical Calculation Date is approximately 41.79%.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                         INITIAL GROUP II MORTGAGE LOANS

             PREPAYMENT PENALTY FOR INITIAL GROUP II MORTGAGE LOANS

                                                                              PERCENTAGE OF STATISTICAL
                                                              UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL        PRINCIPAL BALANCE       PRINCIPAL BALANCE
                               GROUP II MORTGAGE        OF INITIAL GROUP II      OF INITIAL GROUP II
   MONTHS APPLICABLE                 LOANS                 MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   No Prepayment Penalty               490               $19,877,931.79                12.13%
               6                         1                    37,721.33                 0.02
             24                          6                   269,938.75                 0.16
             36                      1,706                73,204,270.42                44.67
             42                          3                    86,174.11                 0.05
             48                          6                   304,718.62                 0.19
             60                      1,695                70,096,614.66                42.77
   -----------------------------------------------------------------------------------------------------------
            Total                    3,907              $163,877,369.68               100.00%
   -----------------------------------------------------------------------------------------------------------


             ORIGINATION CHANNEL FOR INITIAL GROUP II MORTGAGE LOANS

                                                                                 PERCENTAGE OF STATISTICAL
                                                                 UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                               GROUP II MORTGAGE           OF INITIAL GROUP II      OF INITIAL GROUP II
   ORIGINATION CHANNEL               LOANS                    MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   Broker                               972                $44,677,288.27                    27.26%
   Direct Mail                        1,399                 56,823,871.51                     34.67
   Correspondent                      1,536                 62,376,209.90                     38.06
   -----------------------------------------------------------------------------------------------------------
        Total                         3,907               $163,877,369.68                   100.00%
   -----------------------------------------------------------------------------------------------------------


             DELINQUENCY STATUS FOR INITIAL GROUP II MORTGAGE LOANS

                                                                             PERCENTAGE OF STATISTICAL
                                                            UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL      PRINCIPAL BALANCE       PRINCIPAL BALANCE
                               GROUP II MORTGAGE      OF INITIAL GROUP II      OF INITIAL GROUP II
   DELINQUENCY                       LOANS               MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   0                                 3,610            $152,223,438.04               92.89%
   1-29                                297              11,653,931.64                7.11
   -----------------------------------------------------------------------------------------------------------
             Total                   3,907            $163,877,369.68                 100%
   -----------------------------------------------------------------------------------------------------------


                        INITIAL GROUP III MORTGAGE LOANS

                LIEN POSITION OF INITIAL GROUP III MORTGAGE LOANS

                                                                              PERCENTAGE OF STATISTICAL
                                                              UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL        PRINCIPAL BALANCE       PRINCIPAL BALANCE
                              GROUP III MORTGAGE        OF INITIAL GROUP III      OF INITIAL GROUP III
   LIEN POSITION                     LOANS                 MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   First Lien                            60                 $2,748,043.73              2.80%
   Second Lien                        2,300                 90,629,932.16             92.35
   Third Lien                           123                  4,764,548.83              4.85
   -----------------------------------------------------------------------------------------------------------
       Total                          2,483                $98,142,524.72            100.00%
   -----------------------------------------------------------------------------------------------------------




               MORTGAGE INTEREST RATES OF GROUP III MORTGAGE LOANS

                                                                              PERCENTAGE OF STATISTICAL
                                                              UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL        PRINCIPAL BALANCE       PRINCIPAL BALANCE
   MORTGAGE INTEREST          GROUP III MORTGAGE        OF INITIAL GROUP III      OF INITIAL GROUP III
   RATES(%)                          LOANS                 MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   6.000     to     6.999               10                   $575,928.61                     0.59%
   7.000     to     7.999               56                  3,764,805.81                      3.84
   8.000     to     8.999              137                  6,915,328.23                      7.05
   9.000     to     9.999              301                 13,831,485.89                     14.09
  10.000     to    10.999              416                 18,030,854.59                     18.37
  11.000     to    11.999              534                 19,231,936.89                     19.60
  12.000     to    12.999              395                 12,029,480.03                     12.26
  13.000     to    13.999              222                  7,624,761.09                      7.77
  14.000     to    14.999              176                  7,194,918.33                      7.33
  15.000     to    15.999              118                  4,381,010.73                      4.46
  16.000     to    16.999               84                  3,288,405.25                      3.35
  17.000     to    17.999               28                  1,069,312.73                      1.09
  18.000     to    18.999                6                    204,296.54                      0.21
   -----------------------------------------------------------------------------------------------------------
        Total                        2,483                $98,142,524.72                   100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average mortgage interest rate of the initial Group III Mortgage Loans as of the Statistical Calculation Date is approximately 11.703% per annum.



                        INITIAL GROUP III MORTGAGE LOANS

                GROSS MARGIN OF INITIAL GROUP III MORTGAGE LOANS

                                                                              PERCENTAGE OF STATISTICAL
                                                              UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL        PRINCIPAL BALANCE       PRINCIPAL BALANCE
                              GROUP III MORTGAGE        OF INITIAL GROUP III      OF INITIAL GROUP III
   GROSS MARGINS(%)                  LOANS                 MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
          Less than 0.000               10                   $75,928.61                      0.59%
   0.000      to    0.999               52                 3,328,943.28                       3.39
   1.000      to    1.999              161                 7,862,954.04                       8.01
   2.000      to    2.999              303                14,680,721.96                      14.96
   3.000      to    3.999              416                17,285,847.55                      17.61
   4.000      to    4.999              541                19,514,295.10                      19.88
   5.000      to    5.999              382                11,298,229.75                      11.51
   6.000      to    6.999              202                 7,248,512.04                       7.39
   7.000      to    7.999              168                 6,920,038.15                       7.05
   8.000      to    8.999              116                 4,335,437.37                       4.42
   9.000      to    9.999               90                 3,474,207.60                       3.54
  10.000      to   10.999               36                 1,385,212.73                       1.41
  11.000      to   11.999                6                   232,196.54                       0.24
   -----------------------------------------------------------------------------------------------------------
        Total                        2,483               $98,142,524.72                    100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average gross margin of the initial Group III Mortgage Loans as of the Statistical Calculation Date is approximately 4.71% per annum.

             LIFETIME RATE CAPS OF INITIAL GROUP III MORTGAGE LOANS

                                                                          PERCENTAGE OF STATISTICAL
                                                          UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL    PRINCIPAL BALANCE       PRINCIPAL BALANCE
   LIFETIME RATE              GROUP III MORTGAGE    OF INITIAL GROUP III      OF INITIAL GROUP III
   CAPS(%)                           LOANS             MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   15.000   to   15.999              47                 3,087,129.87               3.15%
   16.000   to   16.999              93                 5,545,515.43               5.65%
   17.000   to   17.999             120                 6,430,779.57               6.55%
   18.000   to   18.999             189                 9,481,346.60               9.66%
   19.000   to   19.999           1,198                40,616,764.17              41.39%
   20.000   to   20.999             176                 7,455,161.23               7.60%
   21.000   to   21.999             168                 6,530,080.12               6.65%
   22.000   to   22.999             177                 6,982,661.52               7.11%
   23.000   to   23.999             146                 5,588,966.92               5.69%
   24.000   to   24.999             169                 6,424,119.29               6.55%
   -----------------------------------------------------------------------------------------------------------
         Total                    2,483               $98,142,524.72              100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average lifetime rate cap of the initial Group III Mortgage Loans as of the Statistical Calculation Date is approximately 20.11% per annum.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                        INITIAL GROUP III MORTGAGE LOANS
            LIFETIME RATE FLOORS OF INITIAL GROUP III MORTGAGE LOANS

                                                                           PERCENTAGE OF STATISTICAL
                                                           UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL     PRINCIPAL BALANCE       PRINCIPAL BALANCE
   LIFETIME RATE              GROUP III MORTGAGE     OF INITIAL GROUP III      OF INITIAL GROUP III
   FLOORS(%)                         LOANS              MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
    5.000   to    5.999              46                $3,051,430.06                  3.11%
    6.000   to    6.999              96                 5,628,840.79                  5.74
    7.000   to    7.999             160                 8,129,951.32                  8.28
    8.000   to    8.999             243                11,469,965.44                 11.69
    9.000   to    9.999             331                13,489,464.34                 13.74
   10.000   to   10.999             397                15,515,004.43                 15.81
   11.000   to   11.999             493                16,934,888.07                 17.26
   12.000   to   12.999             373                11,169,379.16                 11.38
   13.000   to   13.999             176                 6,389,481.82                  6.51
   14.000   to   14.999             104                 3,897,355.36                  3.97
   15.000   to   15.999              46                 1,849,824.99                  1.88
   16.000   to   16.999              13                   463,634.90                  0.47
   17.000   to   17.999               3                    86,304.04                  0.09
   18.000   to   18.999               2                    67,000.00                  0.07
   -----------------------------------------------------------------------------------------------------------
        Total                     2,483               $98,142,524.72                100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average lifetime rate floor of the initial Group III Mortgage Loans as of the Statistical Calculation Date is approximately 10.45% per annum.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                        INITIAL GROUP III MORTGAGE LOANS

       CREDIT LIMIT UTILIZATION RATES OF INITIAL GROUP III MORTGAGE LOANS

                                                                              PERCENTAGE OF STATISTICAL
                                                              UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL        PRINCIPAL BALANCE       PRINCIPAL BALANCE
   CREDIT LIMIT               GROUP III MORTGAGE        OF INITIAL GROUP III      OF INITIAL GROUP III
   UTILIZATION RATES(%)              LOANS                 MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
     0.001     to     5.000                13                  $11,710.55                  0.01%
     5.001     to    10.000                 7                   38,081.48                  0.04
    10.001     to    15.000                 7                   49,398.51                  0.05
    15.001     to    20.000                 5                   38,535.86                  0.04
    20.001     to    25.000                 4                   25,501.14                  0.03
    25.001     to    30.000                11                  233,217.31                  0.24
    30.001     to    35.000                10                  208,977.74                  0.21
    35.001     to    40.000                12                  178,563.74                  0.18
    40.001     to    45.000                11                  384,748.71                  0.39
    45.001     to    50.000                19                  373,643.52                  0.38
    50.001     to    55.000                14                  341,329.22                  0.35
    55.001     to    60.000                22                  650,015.06                  0.66
    60.001     to    65.000                31                  816,748.43                  0.83
    65.001     to    70.000                38                1,142,077.00                  1.16
    70.001     to    75.000                30                  970,277.62                  0.99
    75.001     to    80.000                35                  967,572.73                  0.99
    80.001     to    85.000                53                1,632,192.08                  1.66
    85.001     to    90.000                87                2,664,456.12                  2.71
    90.001     to    95.000               195                6,484,190.08                  6.61
    95.001     to   100.000             1,869               80,325,026.29                 81.85
   100.001      +                          10                  606,261.53                  0.62
   -----------------------------------------------------------------------------------------------------------
        Total                           2,483              $98,142,524.72                100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average credit limit utilization rate of the initial Group III Mortgage Loans as of the Statistical Calculation Date is approximately 96.24%.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                        INITIAL GROUP III MORTGAGE LOANS

        COMBINED LOAN-TO-VALUE RATIOS OF INITIAL GROUP III MORTGAGE LOANS

                                                                         PERCENTAGE OF STATISTICAL
                                                         UNPAID              CALCULATION DATE
                              NUMBER OF INITIAL     PRINCIPAL BALANCE       PRINCIPAL BALANCE
   COMBINED LOAN-           GROUP III MORTGAGE     OF INITIAL GROUP III      OF INITIAL GROUP III
   VALUE RATIOS(%)                 LOANS              MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
     0.001  to   40.000             18               $711,331.69                      0.72%
    40.001  to   50.000             15                590,624.24                      0.60
    50.001  to   60.000             24              1,923,933.11                      1.96
    60.001  to   70.000             67              3,116,231.90                      3.18
    70.001  to   80.000            181              7,437,598.72                      7.58
    80.001  to   90.000            378             14,515,271.44                     14.79
    90.001  to  100.000            814             30,515,425.19                     31.09
   100.001  to  110.000            218              7,262,179.74                      7.40
   110.001  to  120.000            325             12,946,400.83                     13.19
   120.001  to  125.000            443             19,123,527.86                     19.49
   -----------------------------------------------------------------------------------------------------------
        Total                    2,483            $98,142,524.72                    100.00%
   -----------------------------------------------------------------------------------------------------------

The minimum and maximum combined loan-to-value ratios of the initial Group III Mortgage Loans as of the Statistical Calculation Date are approximately 8.86% and 125.00%, respectively, and the weighted average combined loan-to-value ratio as of the Statistical Calculation Date of the initial Group III Mortgages is approximately 100.16%. The "combined loan-to-value ratio" of an initial Group III Mortgage Loan as of the Statistical Calculation Date is the ratio, expressed as a percentage, equal to the sum of any outstanding first and other mortgage balance, if any, as of the date of origination of the related initial Group III Mortgage Loan plus the principal balance of such initial Group III Mortgage Loan as of the Statistical Calculation Date divided by the appraised value of the mortgaged property at origination.


             PRINCIPAL BALANCES OF INITIAL GROUP III MORTGAGE LOANS

                                                                          PERCENTAGE OF STATISTICAL
                                                          UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL    PRINCIPAL BALANCE       PRINCIPAL BALANCE
                              GROUP III MORTGAGE    OF INITIAL GROUP III      OF INITIAL GROUP III
   PRINCIPAL BALANCES                LOANS             MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
        $0.01  to   $25,000.00         810            $14,908,372.60                 15.19%
   $25,000.01  to   $50,000.00       1,128             41,199,387.29                 41.98
   $50,000.01  to   $75,000.00         377             23,039,633.53                 23.48
   $75,000.01  to  $100,000.00         108              9,511,121.74                  9.69
  $100,000.01  to  $125,000.00          26              2,920,346.79                  2.98
  $125,000.01  to  $150,000.00          14              1,946,447.30                  1.98
  $150,000.01  to  $175,000.00           5                793,700.00                  0.81
  $175,000.01  to  $200,000.00           6              1,158,515.47                  1.18
  $200,000.01  to  $300,000.00           6              1,486,000.00                  1.51
  $300,000.01  to  $400,000.00           2                765,000.00                  0.78
  $400,000.01  to  $500,000.00           1                414,000.00                  0.42
   -----------------------------------------------------------------------------------------------------------
        Total                        2,483            $98,142,524.72                100.00%
   -----------------------------------------------------------------------------------------------------------

The average unpaid principal balance of the initial Group III Mortgage Loans as of the Statistical Calculation Date is approximately $39,525.79.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                        INITIAL GROUP III MORTGAGE LOANS

         MORTGAGED PROPERTIES SECURING INITIAL GROUP III MORTGAGE LOANS

                                                                              PERCENTAGE OF STATISTICAL
                                                              UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL        PRINCIPAL BALANCE       PRINCIPAL BALANCE
                              GROUP III MORTGAGE        OF INITIAL GROUP III      OF INITIAL GROUP III
   PROPERTY TYPE                     LOANS                 MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   Single-Family Dwelling              2,225             $87,994,985.60                 89.66%
   Planned Unit Development              100               5,232,772.40                  5.33
   Condominium                            92               3,608,668.60                  3.68
   Leasehold                              27                 988,793.42                  1.01
   Multi-Family                            9                 317,304.70                  0.32
   -----------------------------------------------------------------------------------------------------------
        Total                          2,483             $98,142,524.72                100.00%
   -----------------------------------------------------------------------------------------------------------


          ORIGINAL TERM TO MATURITY OF INITIAL GROUP III MORTGAGE LOANS

                                                                              PERCENTAGE OF STATISTICAL
                                                              UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL        PRINCIPAL BALANCE       PRINCIPAL BALANCE
   ORIGINAL TERM TO           GROUP III MORTGAGE        OF INITIAL GROUP III      OF INITIAL GROUP III
   MATURITY (MONTHS)                 LOANS                 MORTGAGE LOANS          MORTGAGE LOANS
   ------------------------------------------------------------------------------------------------------------
   121  to  180                    1,000                  $32,070,439.46                32.68%
   181  to  240                    1,472                   65,607,747.07                66.85
   241  to  300                       11                      464,338.19                 0.47
   ------------------------------------------------------------------------------------------------------------
        Total                      2,483                  $98,142,524.72               100.00%
   ------------------------------------------------------------------------------------------------------------

The weighted average original term to maturity of the initial Group III Mortgage Loans as of the Statistical Calculation Date is approximately 221 months.


         REMAINING TERM TO MATURITY OF INITIAL GROUP III MORTGAGE LOANS

                                                                              PERCENTAGE OF STATISTICAL
                                                              UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL        PRINCIPAL BALANCE       PRINCIPAL BALANCE
   REMAINING TERM TO          GROUP III MORTGAGE        OF INITIAL GROUP III      OF INITIAL GROUP III
   MATURITY (MONTHS)                 LOANS                 MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
      0  to  60                        5                     $163,991.16               0.17%
     61  to 120                      285                    8,511,575.31               8.67
    121  to 180                      852                   28,358,539.49              28.90
    181  to 240                    1,341                   61,108,418.76              62.26
   -----------------------------------------------------------------------------------------------------------
    Total                          2,483                  $98,142,524.72             100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average remaining term to maturity of the initial Group III Mortgage Loans as of the Statistical Calculation Date is approximately 199 months.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                        INITIAL GROUP III MORTGAGE LOANS

             YEAR OF ORIGINATION OF INITIAL GROUP III MORTGAGE LOANS

                                                                              PERCENTAGE OF STATISTICAL
                                                              UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL        PRINCIPAL BALANCE       PRINCIPAL BALANCE
                              GROUP III MORTGAGE        OF INITIAL GROUP III      OF INITIAL GROUP III
   YEAR OF ORIGINATION               LOANS                 MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
          2001                      1,340                $61,077,618.76                62.23%
          2000                          1                     30,800.00                 0.03
          1999                         62                  2,256,389.46                 2.30
          1998                        300                 10,154,549.96                10.35
          1997                        253                  8,438,527.71                 8.60
          1996                        169                  4,564,429.74                 4.65
          1995                        227                  7,269,762.67                 7.41
          1994                         62                  1,786,786.06                 1.82
          1993                         27                    890,735.30                 0.91
          1992                         24                    945,915.36                 0.96
          1991                          7                    262,671.51                 0.27
          1990                          8                    297,425.10                 0.30
          1989                          2                    114,275.73                 0.12
          1988                          1                     52,637.36                 0.05
   -----------------------------------------------------------------------------------------------------------
         Total                      2,483                $98,142,524.72               100.00%
   -----------------------------------------------------------------------------------------------------------

The earliest month and year of origination of any initial Group III Mortgage Loan as of the Statistical Calculation Date is November 1988 and the latest month and year of origination of any initial Group III Mortgage Loan as of the Statistical Calculation Date is July 2001.


               OCCUPANCY TYPE OF INITIAL GROUP III MORTGAGE LOANS

                                                                              PERCENTAGE OF STATISTICAL
                                                              UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL        PRINCIPAL BALANCE       PRINCIPAL BALANCE
                              GROUP III MORTGAGE        OF INITIAL GROUP III      OF INITIAL GROUP III
   OCCUPANCY TYPE                    LOANS                 MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   Owner Occupied                    2,472                $97,680,016.39               99.53%
   Non-Owner Occupied                   11                    462,508.33                0.47
   -----------------------------------------------------------------------------------------------------------
          Total                      2,483                $98,142,524.72              100.00%
   -----------------------------------------------------------------------------------------------------------


               CREDIT QUALITY OF INITIAL GROUP III MORTGAGE LOANS

                                                                              PERCENTAGE OF STATISTICAL
                                                              UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL        PRINCIPAL BALANCE       PRINCIPAL BALANCE
                              GROUP III MORTGAGE        OF INITIAL GROUP III      OF INITIAL GROUP III
   CREDIT QUALITY                     LOANS                 MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   Excellent                          1,729               $71,197,376.51                72.54%
   Superior                             379                14,775,182.57                15.05
   Good                                 211                 7,280,975.43                 7.42
   Fair                                  43                 1,417,209.38                 1.44
   Non-Prime                            121                 3,471,780.83                 3.54
   -----------------------------------------------------------------------------------------------------------
        Total                         2,483               $98,142,524.72               100.00%
   -----------------------------------------------------------------------------------------------------------

Credit Grades run from Excellent to Superior to Good to Fair to Non-Prime in descending order.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                        INITIAL GROUP III MORTGAGE LOANS
            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES SECURING
                        INITIAL GROUP III MORTGAGE LOANS

                                                                              PERCENTAGE OF STATISTICAL
                                                              UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL        PRINCIPAL BALANCE       PRINCIPAL BALANCE
                              GROUP III MORTGAGE        OF INITIAL GROUP III      OF INITIAL GROUP III
   STATE                             LOANS                 MORTGAGE LOANS          MORTGAGE LOANS
   ----------------------------------------------------------------------------------------------------------
   California                          420                $22,107,662.01               22.53%
   Illinois                            194                  7,460,735.48                7.60
   New York                            159                  6,103,306.78                6.22
   Michigan                            161                  5,410,186.83                5.51
   Ohio                                153                  5,110,616.34                5.21
   Washington                          120                  4,974,259.27                5.07
   New Jersey                          121                  4,502,986.22                4.59
   Florida                             127                  4,375,963.39                4.46
   Arizona                             105                  3,794,158.84                3.87
   Virginia                            102                  3,704,964.86                3.78
   Georgia                             105                  3,493,347.51                3.56
   Colorado                             71                  3,030,227.30                3.09
   Maryland                             58                  2,706,027.65                2.76
   Missouri                             72                  2,359,888.23                2.40
   Pennsylvania                         64                  2,303,762.23                2.35
   Indiana                              60                  2,139,017.59                2.18
   Connecticut                          37                  2,026,717.42                2.07
   Oregon                               51                  1,974,811.75                2.01
   Others (<2%)                        303                 10,563,885.02               10.76
   ----------------------------------------------------------------------------------------------------------
        Total                        2,483                $98,142,524.72              100.00%
   ----------------------------------------------------------------------------------------------------------

No more than approximately 0.59% of the initial Group III Mortgage Loans as of the Statistical Calculation Date are secured by mortgaged properties located in any one zip code.


            DEBT-TO-INCOME RATIOS OF INITIAL GROUP III MORTGAGE LOANS

                                                                              PERCENTAGE OF STATISTICAL
                                                              UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL        PRINCIPAL BALANCE       PRINCIPAL BALANCE
   DEBT-TO-INCOME             GROUP III MORTGAGE        OF INITIAL GROUP III      OF INITIAL GROUP III
   RATIOS(%)                         LOANS                 MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
    5.001  to  10.000                  1                    $31,302.72                  0.03%
   10.001  to  15.000                  5                    268,903.13                  0.27
   15.001  to  20.000                 24                  1,007,377.00                  1.03
   20.001  to  25.000                 87                  3,342,288.69                  3.41
   25.001  to  30.000                171                  6,485,291.49                  6.61
   30.001  to  35.000                282                  9,677,966.07                  9.86
   35.001  to  40.000                314                 11,703,979.54                 11.93
   40.001  to  45.000                451                 17,314,793.08                 17.64
   45.001  to  50.000                550                 21,742,386.01                 22.15
   50.001  to  55.000                598                 26,568,236.99                 27.07
   -----------------------------------------------------------------------------------------------------------
         Total                     2,483                $98,142,524.72                100.00%
   -----------------------------------------------------------------------------------------------------------

The weighted average debt-to-income ratio of the initial Group III Mortgage Loans as of the Statistical Calculation Date is approximately 42.98%.

                        INITIAL GROUP III MORTGAGE LOANS

             PREPAYMENT PENALTY FOR INITIAL GROUP III MORTGAGE LOANS


                                                                              PERCENTAGE OF STATISTICAL
                                                              UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL        PRINCIPAL BALANCE       PRINCIPAL BALANCE
                              GROUP III MORTGAGE        OF INITIAL GROUP III      OF INITIAL GROUP III
   MONTHS APPLICABLE                 LOANS                 MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   No Prepayment Penalty                1,151            $37,928,610.39                38.65%
             24                            10                485,676.21                 0.49
             36                           351             16,910,655.80                17.23
             48                             4                219,919.74                 0.22
             60                           967             42,597,662.58                43.40
   -----------------------------------------------------------------------------------------------------------
           Total                        2,483            $98,142,524.72               100.00%
   -----------------------------------------------------------------------------------------------------------


            ORIGINATION CHANNEL FOR INITIAL GROUP III MORTGAGE LOANS

                                                                              PERCENTAGE OF STATISTICAL
                                                              UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL        PRINCIPAL BALANCE       PRINCIPAL BALANCE
                              GROUP III MORTGAGE        OF INITIAL GROUP III      OF INITIAL GROUP III
   ORIGINATION CHANNEL               LOANS                 MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   Direct Mail                        1,099               $47,325,301.02                48.22%
   Acquisitions                       1,011                32,534,777.65                33.15
   Broker                               373                18,282,446.05                18.63
   -----------------------------------------------------------------------------------------------------------
           Total                      2,483               $98,142,524.72               100.00%
   -----------------------------------------------------------------------------------------------------------


             DELINQUENCY STATUS FOR INITIAL GROUP III MORTGAGE LOANS

                                                                              PERCENTAGE OF STATISTICAL
                                                              UNPAID              CALCULATION DATE
                                NUMBER OF INITIAL        PRINCIPAL BALANCE       PRINCIPAL BALANCE
                              GROUP III MORTGAGE        OF INITIAL GROUP III      OF INITIAL GROUP III
   DELINQUENCY                       LOANS                 MORTGAGE LOANS          MORTGAGE LOANS
   -----------------------------------------------------------------------------------------------------------
   0                                2,266                 $90,400,337.93               92.11%
   1-29                               217                   7,742,186.79                7.89
   -----------------------------------------------------------------------------------------------------------
             Total                  2,483                 $98,142,524.72              100.00%
   -----------------------------------------------------------------------------------------------------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Irwin Home Equity Loan Trust 2001-2
COMPUTATIONAL MATERIALS: SENSITIVITY TABLES AND NET FUND CAP (PAGE 16 OF 10)
--------------------------------------------------------------------------------

                               SENSITIVITY TABLES*

Class IA-1 (To Call)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     20.00%       0.00%      10.00%       15.00%      25.00%      30.00%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          1.00        3.96        1.56         1.21        0.86        0.77
Modified Duration (years)                                 3.50        1.47         1.15        0.83        0.74
Principal Lockout (months)                       0           0           0            0           0           0
First Principal Payment                   10/25/01    10/25/01    10/25/01     10/25/01    10/25/01    10/25/01
Principal Window (months)                       24         102          40           30          20          17
Illustrative Yield @ Par                     3.79%       3.79%       3.79%        3.79%       3.79%       3.79%
----------------------------------------------------------------------------------------------------------------

Class IA-2 (To Call)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     20.00%       0.00%      10.00%       15.00%      25.00%      30.00%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          3.00       11.02        4.97         3.76        2.49        2.12
Modified Duration (years)                     2.70        8.09        4.24         3.31        2.27        1.95
Principal Lockout (months)                      23         101          39           29          19          16
First Principal Payment                    9/25/03     3/25/10     1/25/05      3/25/04     5/25/03     2/25/03
Principal Window (months)                       32          57          47           39          27          23
Illustrative Yield @ Par                     5.33%       5.42%       5.38%        5.35%       5.30%       5.28%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Class IA-3 (To Call)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     20.00%       0.00%      10.00%       15.00%      25.00%      30.00%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          6.45       13.92        9.59         7.80        5.43        4.64
Modified Duration (years)                     5.10        8.95        6.92         5.93        4.43        3.88
Principal Lockout (months)                      54         157          85           67          45          38
First Principal Payment                    4/25/06    11/25/14    11/25/08      5/25/07     7/25/05    12/25/04
Principal Window (months)                       56          21          65           62          49          43
Illustrative Yield @ Par                     6.43%       6.47%       6.45%        6.44%       6.42%       6.41%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Class IIA-1 (To Call)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     15.00%       0.00%       7.50%       11.25%      18.75%      22.50%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          1.00        4.42        1.52         1.19        0.88        0.79
Modified Duration (years)                     0.96        3.88        1.44         1.14        0.85        0.76
Principal Lockout (months)                       0           0           0            0           0           0
First Principal Payment                   10/25/01    10/25/01    10/25/01     10/25/01    10/25/01    10/25/01
Principal Window (months)                       22         102          37           28          19          17
Illustrative Yield @ Par                     3.79%       3.79%       3.79%        3.79%       3.79%       3.79%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Class IIA-2 (To Call)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     15.00%       0.00%       7.50%       11.25%      18.75%      22.50%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          2.00        8.95        3.30         2.47        1.70        1.49
Modified Duration (years)                     1.86        7.04        2.98         2.28        1.59        1.40
Principal Lockout (months)                      21         101          36           27          18          16
First Principal Payment                    7/25/03     3/25/10    10/25/04      1/25/04     4/25/03     2/25/03
Principal Window (months)                        5          11           7            5           4           3
Illustrative Yield @ Par                     4.91%       5.05%       4.98%        4.95%       4.88%       4.85%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Class IIA-3 (To Call)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     15.00%       0.00%       7.50%       11.25%      18.75%      22.50%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          3.00       11.22        5.00         3.74        2.52        2.18
Modified Duration (years)                     2.70        8.21        4.26         3.30        2.29        2.00
Principal Lockout (months)                      25         111          42           31          21          18
First Principal Payment                   11/25/03     1/25/11     4/25/05      5/25/04     7/25/03     4/25/03
Principal Window (months)                       26          43          39           31          22          19
Illustrative Yield @ Par                     5.33%       5.42%       5.38%        5.35%       5.30%       5.28%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Class IIA-4 (To Call)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     15.00%       0.00%       7.50%       11.25%      18.75%      22.50%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          5.00       13.31        7.82         6.13        4.22        3.66
Modified Duration (years)                     4.20        8.92        6.06         4.98        3.63        3.19
Principal Lockout (months)                      50         153          80           61          42          36
First Principal Payment                   12/25/05     7/25/14     6/25/08     11/25/06     4/25/05    10/25/04
Principal Window (months)                       20          12          27           24          17          15
Illustrative Yield @ Par                     6.02%       6.07%       6.05%        6.04%       6.01%       5.99%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Class IIA-5 (To Call)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     15.00%       0.00%       7.50%       11.25%      18.75%      22.50%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          8.34       15.43       11.84         9.94        7.08        6.11
Modified Duration (years)                     6.18        9.36        7.93         7.02        5.46        4.86
Principal Lockout (months)                      69         164         106           84          58          50
First Principal Payment                    7/25/07     6/25/15     8/25/10     10/25/08     8/25/06    12/25/05
Principal Window (months)                       56          61          74           68          46          38
Illustrative Yield @ Par                     6.67%       6.70%       6.69%        6.68%       6.66%       6.65%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Class IIIA-1 (To Call)
----------------------------------------------------------------------------------------------------------------
                                                                                                    ------------
Gross CPR                                   22.00%       2.00%      12.00%       17.00%      27.00%      32.00%
Draw Rate                                    2.00%       2.00%       2.00%        2.00%       2.00%       2.00%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          3.99       16.91        7.19         5.25        3.14        2.54
Modified Duration (years)                     3.40       11.98        5.69         4.33        2.75        2.27
Principal Lockout (months)                       0          48           0            0           0           0
First Principal Payment                   10/25/01    10/25/05    10/25/01     10/25/01    10/25/01    10/25/01
Principal Window (months)                      125         214         184          152         104          88
Illustrative Yield @ Par                     3.92%       3.92%       3.92%        3.92%       3.92%       3.92%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Class M-1 (To Call)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumptions                   100%          0%         50%          75%        125%        150%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          7.09       18.14       11.31         8.85        5.83        4.91
Modified Duration (years)                     5.91       12.31        8.67         7.11        4.99        4.30
Principal Lockout (months)                      42         172          74           54          34          30
First Principal Payment                    4/25/05     2/25/16    12/25/07      4/25/06     8/25/04     4/25/04
Principal Window (months)                       83          90         110           98          70          58
Illustrative Yield @ Par                     4.33%       4.33%       4.33%        4.33%       4.33%       4.33%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Class M-2 (To Call)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumptions                   100%          0%         50%          75%        125%        150%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          7.09       18.14       11.31         8.85        5.83        4.91
Modified Duration (years)                     5.80       11.85        8.44         6.95        4.91        4.24
Principal Lockout (months)                      42         172          74           54          34          30
First Principal Payment                    4/25/05     2/25/16    12/25/07      4/25/06     8/25/04     4/25/04
Principal Window (months)                       83          90         110           98          70          58
Illustrative Yield @ Par                     4.80%       4.80%       4.80%        4.80%       4.80%       4.80%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Class B-1 (To Call)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumptions                   100%          0%         50%          75%        125%        150%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          7.09       18.14       11.31         8.85        5.83        4.91
Modified Duration (years)                     5.61       11.09        8.05         6.69        4.78        4.13
Principal Lockout (months)                      42         172          74           54          34          30
First Principal Payment                    4/25/05     2/25/16    12/25/07      4/25/06     8/25/04     4/25/04
Principal Window (months)                       83          90         110           98          70          58
Illustrative Yield @ Par                     5.62%       5.63%       5.63%        5.62%       5.62%       5.62%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Class A-IO (To Call)
----------------------------------------------------------------------------------------------------------------
Flat CPR                                       25%         30%         35%          40%         45%         50%
----------------------------------------------------------------------------------------------------------------
Modified Duration (years)                     1.23        1.23        1.23         1.23        1.23        1.23
Illustrative Yield @ Par                     5.75%       5.75%       5.75%        5.75%       5.75%       5.75%
----------------------------------------------------------------------------------------------------------------



*BASED ON SEPTEMBER 25, 2001 SETTLEMENT DATE.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                               SENSITIVITY TABLES*


----------------------------------------------------------------------------------------------------------------
Class IA-1 (To Maturity)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     20.00%       0.00%      10.00%       15.00%      25.00%      30.00%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          1.00        3.96        1.56         1.21        0.86        0.77
Modified Duration (years)                     0.96        3.50        1.47         1.15        0.83        0.74
Principal Lockout (months)                       0           0           0            0           0           0
First Principal Payment                   10/25/01    10/25/01    10/25/01     10/25/01    10/25/01    10/25/01
Principal Window (months)                       24         102          40           30          20          17
Illustrative Yield @ Par                     3.79%       3.79%       3.79%        3.79%       3.79%       3.79%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Class IA-2 (To Maturity)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     20.00%       0.00%      10.00%       15.00%      25.00%      30.00%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          3.00       11.02        4.97         3.76        2.49        2.12
Modified Duration (years)                     2.70        8.09        4.24         3.31        2.27        1.95
Principal Lockout (months)                      23         101          39           29          19          16
First Principal Payment                    9/25/03     3/25/10     1/25/05      3/25/04     5/25/03     2/25/03
Principal Window (months)                       32          57          47           39          27          23
Illustrative Yield @ Par                     5.33%       5.42%       5.38%        5.35%       5.30%       5.28%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Class IA-3 (To Maturity)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     20.00%       0.00%      10.00%       15.00%      25.00%      30.00%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          6.45       13.92        9.59         7.80        5.43        4.64
Modified Duration (years)                     5.10        8.95        6.92         5.93        4.43        3.88
Principal Lockout (months)                      54         157          85           67          45          38
First Principal Payment                    4/25/06    11/25/14    11/25/08      5/25/07     7/25/05    12/25/04
Principal Window (months)                       56          21          65           62          49          43
Illustrative Yield @ Par                     6.43%       6.47%       6.45%        6.44%       6.42%       6.41%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Class IIA-1 (To Maturity)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     15.00%       0.00%       7.50%       11.25%      18.75%      22.50%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          1.00        4.42        1.52         1.19        0.88        0.79
Modified Duration (years)                     0.96        3.88        1.44         1.14        0.85        0.76
Principal Lockout (months)                       0           0           0            0           0           0
First Principal Payment                   10/25/01    10/25/01    10/25/01     10/25/01    10/25/01    10/25/01
Principal Window (months)                       22         102          37           28          19          17
Illustrative Yield @ Par                     3.79%       3.79%       3.79%        3.79%       3.79%       3.79%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Class IIA-2 (To Maturity)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     15.00%       0.00%       7.50%       11.25%      18.75%      22.50%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          2.00        8.95        3.30         2.47        1.70        1.49
Modified Duration (years)                     1.86        7.04        2.98         2.28        1.59        1.40
Principal Lockout (months)                      21         101          36           27          18          16
First Principal Payment                    7/25/03     3/25/10    10/25/04      1/25/04     4/25/03     2/25/03
Principal Window (months)                        5          11           7            5           4           3
Illustrative Yield @ Par                     4.91%       5.05%       4.98%        4.95%       4.88%       4.85%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Class IIA-3 (To Maturity)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     15.00%       0.00%       7.50%       11.25%      18.75%      22.50%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          3.00       11.22        5.00         3.74        2.52        2.18
Modified Duration (years)                     2.70        8.21        4.26         3.30        2.29        2.00
Principal Lockout (months)                      25         111          42           31          21          18
First Principal Payment                   11/25/03     1/25/11     4/25/05      5/25/04     7/25/03     4/25/03
Principal Window (months)                       26          43          39           31          22          19
Illustrative Yield @ Par                     5.33%       5.42%       5.38%        5.35%       5.30%       5.28%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Class IIA-4 (To Maturity)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     15.00%       0.00%       7.50%       11.25%      18.75%      22.50%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          5.00       13.31        7.82         6.13        4.22        3.66
Modified Duration (years)                     4.20        8.92        6.06         4.98        3.63        3.19
Principal Lockout (months)                      50         153          80           61          42          36
First Principal Payment                   12/25/05     7/25/14     6/25/08     11/25/06     4/25/05    10/25/04
Principal Window (months)                       20          12          27           24          17          15
Illustrative Yield @ Par                     6.02%       6.07%       6.05%        6.04%       6.01%       5.99%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Class IIA-5 (To Maturity)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                    100%          0%         50%          75%        125%        150%
Ramp to                                     15.00%       0.00%       7.50%       11.25%      18.75%      22.50%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          8.48       15.43       11.84         9.99        7.31        6.40
Modified Duration (years)                     6.24        9.36        7.93         7.04        5.58        5.02
Principal Lockout (months)                      69         164         106           84          58          50
First Principal Payment                    7/25/07     6/25/15     8/25/10     10/25/08     8/25/06    12/25/05
Principal Window (months)                       77          61          74           79          72          66
Illustrative Yield @ Par                     6.68%       6.70%       6.69%        6.68%       6.67%       6.67%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Class IIIA-1 (To Maturity)
----------------------------------------------------------------------------------------------------------------
Gross CPR                                   22.00%       2.00%      12.00%       17.00%      27.00%      32.00%
Draw Rate                                    2.00%       2.00%       2.00%        2.00%       2.00%       2.00%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          4.68       17.23        7.87         5.96        3.77        3.09
Modified Duration (years)                     3.82       12.11        6.02         4.73        3.15        2.64
Principal Lockout (months)                       0          48           0            0           0           0
First Principal Payment                   10/25/01    10/25/05    10/25/01     10/25/01    10/25/01    10/25/01
Principal Window (months)                      237         249         287          269         207         184
Illustrative Yield @ Par                     3.94%       3.92%       3.93%        3.94%       3.95%       3.95%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Class M-1 (To Maturity)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumptions                   100%          0%         50%          75%        125%        150%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          7.71       18.46       11.95         9.50        6.41        5.43
Modified Duration (years)                     6.27       12.43        8.97         7.45        5.35        4.64
Principal Lockout (months)                      42         172          74           54          34          30
First Principal Payment                    4/25/05     2/25/16    12/25/07      4/25/06     8/25/04     4/25/04
Principal Window (months)                      171         124         202          192         155         135
Illustrative Yield @ Par                     4.35%       4.33%       4.34%        4.35%       4.35%       4.35%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Class M-2 (To Maturity)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumptions                   100%          0%         50%          75%        125%        150%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          7.69       18.46       11.92         9.46        6.38        5.40
Modified Duration (years)                     6.13       11.96        8.71         7.26        5.24        4.55
Principal Lockout (months)                      42         172          74           54          34          30
First Principal Payment                    4/25/05     2/25/16    12/25/07      4/25/06     8/25/04     4/25/04
Principal Window (months)                      157         122         192          177         141         124
Illustrative Yield @ Par                     4.83%       4.80%       4.81%        4.82%       4.83%       4.83%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Class B-1 (To Maturity)
----------------------------------------------------------------------------------------------------------------
% of Prepayment Assumptions                   100%          0%         50%          75%        125%        150%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                          7.58       18.43       11.79         9.36        6.28        5.31
Modified Duration (years)                     5.87       11.18        8.25         6.92        5.04        4.38
Principal Lockout (months)                      42         172          74           54          34          30
First Principal Payment                    4/25/05     2/25/16    12/25/07      4/25/06     8/25/04     4/25/04
Principal Window (months)                      146         119         174          157         127         110
Illustrative Yield @ Par                     5.67%       5.63%       5.65%        5.66%       5.67%       5.68%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Class A-IO (To Maturity)
----------------------------------------------------------------------------------------------------------------
Flat CPR                                       25%         30%         35%          40%         45%         50%
----------------------------------------------------------------------------------------------------------------
Modified Duration (years)                     1.23        1.23        1.23         1.23        1.23        1.23
Illustrative Yield @ Par                     5.75%       5.75%       5.75%        5.75%       5.75%       5.75%
----------------------------------------------------------------------------------------------------------------



*BASED ON SEPTEMBER 25, 2001 SETTLEMENT DATE.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                               SENSITIVITY TABLES*

Base Case:

                Payment
   Period        Date       Group I AAA's     Group II AAA's     Group III AAA's     Subordinates
----------------------------------------------------------------------------------------------------
     1        10/25/01        9.25             12.88              10.23             11.08
     2        11/25/01        9.24             12.87              9.98              11.03
     3        12/25/01        9.23             12.86              9.98              11.03
     4        1/25/02         9.22             12.85              9.98              11.02
     5        2/25/02         9.21             12.84              9.98              11.02
     6        3/25/02         9.20             12.83              9.98              11.01
     7        4/25/02         9.18             12.82              9.98              11.01
     8        5/25/02         9.17             12.81              9.98              11.00
     9        6/25/02         9.15             12.79              9.97              10.99
     10       7/25/02         9.14             12.78              9.97              10.98
     11       8/25/02         9.12             12.76              9.97              10.97
     12       9/25/02         9.10             12.74              9.96              10.96
     13       10/25/02        9.08             12.72              9.96              10.94
     14       11/25/02        9.05             12.70              9.96              10.93
     15       12/25/02        9.03             12.68              9.95              10.91
     16       1/25/03         9.01             12.65              9.95              10.89
     17       2/25/03         8.99             12.63              9.94              10.88
     18       3/25/03         8.96             12.61              9.94              10.86
     19       4/25/03         8.94             12.59              9.94              10.84
     20       5/25/03         8.92             12.56              9.93              10.82
     21       6/25/03         8.89             12.54              9.93              10.80
     22       7/25/03         8.87             12.51              9.92              10.78
     23       8/25/03         8.84             12.49              9.92              10.76
     24       9/25/03         8.82             12.47              9.91              10.74
     25       10/25/03        8.79             12.44              9.91              10.72
     26       11/25/03        8.77             12.41              9.90              10.70
     27       12/25/03        8.74             12.39              9.90              10.68
     28       1/25/04         8.72             12.36              9.89              10.66
     29       2/25/04         8.69             12.34              9.89              10.64
     30       3/25/04         8.66             12.31              9.89              10.61
     31       4/25/04         10.40            14.05              10.19             12.23
     32       5/25/04         10.40            14.05              10.19             12.23
     33       6/25/04         10.40            14.05              10.19             12.24
     34       7/25/04         10.40            14.05              10.19             12.24
     35       8/25/04         10.40            14.05              10.19             12.25
     36       9/25/04         10.40            14.05              10.19             12.25
     37       10/25/04        10.40            14.05              10.19             12.26
     38       11/25/04        10.40            14.05              10.19             12.26
     39       12/25/04        10.40            14.05              10.19             12.27
     40       1/25/05         10.40            14.06              10.19             12.27
     41       2/25/05         10.40            14.06              10.19             12.28
     42       3/25/05         10.40            14.06              10.19             12.28
     43       4/25/05         10.40            14.06              10.19             12.29
     44       5/25/05         10.40            14.06              10.19             12.29
     45       6/25/05         10.40            14.06              10.19             12.30
     46       7/25/05         10.40            14.06              10.19             12.30
     47       8/25/05         10.40            14.06              10.19             12.31
     48       9/25/05         10.40            14.06              10.19             12.31
     49       10/25/05        10.40            14.06              10.19             12.32
     50       11/25/05        10.40            14.06              10.19             12.32
     51       12/25/05        10.40            14.06              10.19             12.33
     52       1/25/06         10.40            14.06              10.19             12.33
     53       2/25/06         10.40            14.07              10.19             12.34
     54       3/25/06         10.40            14.07              10.19             12.35
     55       4/25/06         10.40            14.07              10.19             12.35
     56       5/25/06         10.40            14.07              10.19             12.36
     57       6/25/06         10.40            14.07              10.19             12.36
     58       7/25/06         10.40            14.07              10.19             12.37
     59       8/25/06         10.40            14.07              10.19             12.37
     60       9/25/06         10.40            14.07              10.19             12.38
     61       10/25/06        10.39            14.07              10.19             12.38
     62       11/25/06        10.39            14.07              10.19             12.39
     63       12/25/06        10.39            14.07              10.19             12.39
     64       1/25/07         10.39            14.08              10.19             12.40
     65       2/25/07         10.39            14.08              10.19             12.40
     66       3/25/07         10.39            14.08              10.19             12.41
     67       4/25/07         10.39            14.08              10.19             12.41
     68       5/25/07         10.39            14.08              10.19             12.42
     69       6/25/07         10.39            14.08              10.19             12.42
     70       7/25/07         10.39            14.08              10.19             12.43
     71       8/25/07         10.39            14.08              10.19             12.43
     72       9/25/07         10.39            14.08              10.19             12.44
     73       10/25/07        10.39            14.08              10.19             12.44
     74       11/25/07        10.39            14.09              10.19             12.45
     75       12/25/07        10.39            14.09              10.19             12.45
     76       1/25/08         10.39            14.09              10.19             12.46
     77       2/25/08         10.39            14.09              10.19             12.47
     78       3/25/08         10.39            14.09              10.19             12.47
     79       4/25/08         10.39            14.09              10.19             12.48
     80       5/25/08         10.38            14.09              10.19             12.48
     81       6/25/08         10.38            14.09              10.19             12.49
     82       7/25/08         10.38            14.10              10.19             12.49
     83       8/25/08         10.38            14.10              10.19             12.50
     84       9/25/08         10.38            14.10              10.19             12.50
     85       10/25/08        10.38            14.10              10.19             12.51
     86       11/25/08        10.38            14.10              10.19             12.51
     87       12/25/08        10.38            14.10              10.19             12.52
     88       1/25/09         10.38            14.10              10.19             12.52
     89       2/25/09         10.38            14.11              10.19             12.53
     90       3/25/09         10.38            14.11              10.19             12.53
     91       4/25/09         10.38            14.11              10.19             12.54
     92       5/25/09         10.38            14.11              10.19             12.54
     93       6/25/09         10.38            14.11              10.19             12.55
     94       7/25/09         10.39            14.11              10.19             12.55
     95       8/25/09         10.39            14.12              10.19             12.56
     96       9/25/09         10.39            14.12              10.19             12.56
     97       10/25/09        10.39            14.12              10.19             12.57
     98       11/25/09        10.39            14.12              10.19             12.57
     99       12/25/09        10.39            14.12              10.19             12.58
    100       1/25/10         10.39            14.13              10.19             12.58
    101       2/25/10         10.40            14.13              10.19             12.59
    102       3/25/10         10.40            14.13              10.19             12.59
    103       4/25/10         10.40            14.13              10.19             12.60
    104       5/25/10         10.40            14.13              10.19             12.60
    105       6/25/10         10.40            14.14              10.19             12.61
    106       7/25/10         10.40            14.14              10.19             12.61
    107       8/25/10         10.40            14.14              10.19             12.62
    108       9/25/10         10.41            14.14              10.19             12.62
    109       10/25/10        10.41            14.14              10.19             12.63
    110       11/25/10        10.41            14.15              10.19             12.63
    111       12/25/10        10.41            14.15              10.19             12.63
    112       1/25/11         10.41            14.15              10.19             12.64
    113       2/25/11         10.41            14.15              10.19             12.64
    114       3/25/11         10.42            14.16              10.19             12.65
    115       4/25/11         10.42            14.16              10.19             12.65
    116       5/25/11         10.42            14.16              10.19             12.66
    117       6/25/11         10.42            14.17              10.19             12.66
    118       7/25/11         10.42            14.17              10.19             12.67
    119       8/25/11         10.43            14.17              10.19             12.67
    120       9/25/11         10.43            14.17              10.19             12.68
    121       10/25/11        10.43            14.18              10.19             12.68
    122       11/25/11        10.43            14.18              10.19             12.69
    123       12/25/11        10.43            14.18              10.19             12.69
    124       1/25/12         10.44            14.19              10.19             12.70


*PAYMENTS RECEIVED FROM CAP PROVIDER ARE ALLOCATED TO SUBORDINATED NOTES FOR CAP SCHEDULE, AND ARE ALSO AVAILABLE TO SENIOR SECURITIES SUBJECT TO HARD COPIES.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

+ LIBOR 100:

               Payment
   Period       Date       Group I AAA's     Group II AAA's     Group III AAA's     Subordinates
----------------------------------------------------------------------------------------------------
     1        10/25/01        9.25             12.88              10.23             11.08
     2        11/25/01        9.24             12.87              9.98              11.03
     3        12/25/01        9.23             12.86              9.98              11.03
     4        1/25/02         9.22             12.85              9.98              11.02
     5        2/25/02         9.21             12.84              9.98              11.02
     6        3/25/02         9.20             12.83              9.98              11.01
     7        4/25/02         9.18             12.82              9.98              11.01
     8        5/25/02         9.17             12.81              9.98              11.00
     9        6/25/02         9.15             12.79              9.97              10.99
     10       7/25/02         9.14             12.78              9.97              10.98
     11       8/25/02         9.12             12.76              9.97              10.97
     12       9/25/02         9.10             12.74              9.96              10.96
     13       10/25/02        9.08             12.72              9.96              10.94
     14       11/25/02        9.05             12.70              9.95              10.93
     15       12/25/02        9.03             12.68              9.95              10.91
     16       1/25/03         9.01             12.65              9.95              10.89
     17       2/25/03         8.99             12.63              9.94              10.88
     18       3/25/03         8.96             12.61              9.94              10.86
     19       4/25/03         8.94             12.59              9.93              10.84
     20       5/25/03         8.92             12.56              9.93              10.82
     21       6/25/03         8.89             12.54              9.93              10.80
     22       7/25/03         8.87             12.51              9.92              10.78
     23       8/25/03         8.84             12.49              9.92              10.76
     24       9/25/03         8.82             12.47              9.91              10.74
     25       10/25/03        8.79             12.44              9.91              10.72
     26       11/25/03        8.77             12.41              9.90              10.70
     27       12/25/03        8.74             12.39              9.90              10.68
     28       1/25/04         8.72             12.36              9.89              10.66
     29       2/25/04         8.69             12.34              9.89              10.64
     30       3/25/04         8.66             12.31              9.88              10.61
     31       4/25/04         10.40            14.05              10.19             12.23
     32       5/25/04         10.40            14.05              10.19             12.23
     33       6/25/04         10.40            14.05              10.19             12.24
     34       7/25/04         10.40            14.05              10.19             12.24
     35       8/25/04         10.40            14.05              10.19             12.25
     36       9/25/04         10.40            14.05              10.19             12.25
     37       10/25/04        10.40            14.05              10.19             12.26
     38       11/25/04        10.40            14.05              10.19             12.26
     39       12/25/04        10.40            14.05              10.19             12.27
     40       1/25/05         10.40            14.06              10.19             12.27
     41       2/25/05         10.40            14.06              10.19             12.28
     42       3/25/05         10.40            14.06              10.19             12.28
     43       4/25/05         10.40            14.06              10.19             12.29
     44       5/25/05         10.40            14.06              10.19             12.29
     45       6/25/05         10.40            14.06              10.19             12.30
     46       7/25/05         10.40            14.06              10.19             12.30
     47       8/25/05         10.40            14.06              10.19             12.31
     48       9/25/05         10.40            14.06              10.19             12.31
     49       10/25/05        10.40            14.06              10.19             12.32
     50       11/25/05        10.40            14.06              10.19             12.32
     51       12/25/05        10.40            14.06              10.19             12.33
     52       1/25/06         10.40            14.06              10.19             12.33
     53       2/25/06         10.40            14.07              10.19             12.34
     54       3/25/06         10.40            14.07              10.19             12.35
     55       4/25/06         10.40            14.07              10.19             12.35
     56       5/25/06         10.40            14.07              10.19             12.36
     57       6/25/06         10.40            14.07              10.19             12.36
     58       7/25/06         10.40            14.07              10.19             12.37
     59       8/25/06         10.40            14.07              10.19             12.37
     60       9/25/06         10.40            14.07              10.19             12.38
     61       10/25/06        10.39            14.07              10.19             12.38
     62       11/25/06        10.39            14.07              10.19             12.39
     63       12/25/06        10.39            14.07              10.19             12.39
     64       1/25/07         10.39            14.08              10.19             12.40
     65       2/25/07         10.39            14.08              10.19             12.40
     66       3/25/07         10.39            14.08              10.19             12.41
     67       4/25/07         10.39            14.08              10.19             12.41
     68       5/25/07         10.39            14.08              10.19             12.42
     69       6/25/07         10.39            14.08              10.19             12.42
     70       7/25/07         10.39            14.08              10.19             12.43
     71       8/25/07         10.39            14.08              10.19             12.43
     72       9/25/07         10.39            14.08              10.19             12.44
     73       10/25/07        10.39            14.08              10.19             12.44
     74       11/25/07        10.39            14.09              10.19             12.45
     75       12/25/07        10.39            14.09              10.19             12.45
     76       1/25/08         10.39            14.09              10.19             12.46
     77       2/25/08         10.39            14.09              10.19             12.47
     78       3/25/08         10.39            14.09              10.19             12.47
     79       4/25/08         10.39            14.09              10.19             12.48
     80       5/25/08         10.38            14.09              10.19             12.48
     81       6/25/08         10.38            14.09              10.19             12.49
     82       7/25/08         10.38            14.10              10.19             12.49
     83       8/25/08         10.38            14.10              10.19             12.50
     84       9/25/08         10.38            14.10              10.19             12.50
     85       10/25/08        10.38            14.10              10.19             12.51
     86       11/25/08        10.38            14.10              10.19             12.51
     87       12/25/08        10.38            14.10              10.19             12.52
     88       1/25/09         10.38            14.10              10.19             12.52
     89       2/25/09         10.38            14.11              10.19             12.53
     90       3/25/09         10.38            14.11              10.19             12.53
     91       4/25/09         10.38            14.11              10.19             12.54
     92       5/25/09         10.38            14.11              10.19             12.54
     93       6/25/09         10.38            14.11              10.19             12.55
     94       7/25/09         10.39            14.11              10.19             12.55
     95       8/25/09         10.39            14.12              10.19             12.56
     96       9/25/09         10.39            14.12              10.19             12.56
     97       10/25/09        10.39            14.12              10.19             12.57
     98       11/25/09        10.39            14.12              10.19             12.57
     99       12/25/09        10.39            14.12              10.19             12.58
    100       1/25/10         10.39            14.13              10.19             12.58
    101       2/25/10         10.40            14.13              10.19             12.59
    102       3/25/10         10.40            14.13              10.19             12.59
    103       4/25/10         10.40            14.13              10.19             12.60
    104       5/25/10         10.40            14.13              10.19             12.60
    105       6/25/10         10.40            14.14              10.19             12.61
    106       7/25/10         10.40            14.14              10.19             12.61
    107       8/25/10         10.40            14.14              10.19             12.62
    108       9/25/10         10.41            14.14              10.19             12.62
    109       10/25/10        10.41            14.14              10.19             12.63
    110       11/25/10        10.41            14.15              10.19             12.63
    111       12/25/10        10.41            14.15              10.19             12.63
    112       1/25/11         10.41            14.15              10.19             12.64
    113       2/25/11         10.41            14.15              10.19             12.64
    114       3/25/11         10.42            14.16              10.19             12.65
    115       4/25/11         10.42            14.16              10.19             12.65
    116       5/25/11         10.42            14.16              10.19             12.66
    117       6/25/11         10.42            14.17              10.19             12.66
    118       7/25/11         10.42            14.17              10.19             12.67
    119       8/25/11         10.43            14.17              10.19             12.67
    120       9/25/11         10.43            14.17              10.19             12.68
    121       10/25/11        10.43            14.18              10.19             12.68
    122       11/25/11        10.43            14.18              10.19             12.69
    123       12/25/11        10.43            14.18              10.19             12.69
    124       1/25/12         10.44            14.19              10.19             12.70



*PAYMENTS RECEIVED FROM CAP PROVIDER ARE ALLOCATED TO SUBORDINATED NOTES FOR CAP SCHEDULE, AND ARE ALSO AVAILABLE TO SENIOR SECURITIES SUBJECT TO HARD CAPS.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

+ LIBOR 300:

               Payment
   Period        Date       Group I AAA's     Group II AAA's     Group III AAA's     Subordinates
 ----------------------------------------------------------------------------------------------------
     1        10/25/01        9.25             12.88              10.23             11.08
     2        11/25/01        9.24             12.87              9.98              11.03
     3        12/25/01        9.23             12.86              9.98              11.03
     4        1/25/02         9.22             12.85              9.98              11.02
     5        2/25/02         9.21             12.84              9.98              11.02
     6        3/25/02         9.19             12.83              9.98              11.01
     7        4/25/02         9.18             12.82              9.98              11.01
     8        5/25/02         9.17             12.81              9.97              11.00
     9        6/25/02         9.15             12.79              9.97              10.99
     10       7/25/02         9.13             12.78              9.97              10.98
     11       8/25/02         9.12             12.76              9.96              10.97
     12       9/25/02         9.10             12.74              9.96              10.96
     13       10/25/02        9.08             12.72              9.96              10.94
     14       11/25/02        9.05             12.70              9.95              10.93
     15       12/25/02        9.03             12.68              9.95              10.91
     16       1/25/03         9.01             12.65              9.95              10.89
     17       2/25/03         8.99             12.63              9.94              10.88
     18       3/25/03         8.96             12.61              9.94              10.86
     19       4/25/03         8.94             12.59              9.93              10.84
     20       5/25/03         8.92             12.56              9.93              10.82
     21       6/25/03         8.89             12.54              9.92              10.80
     22       7/25/03         8.87             12.52              9.92              10.78
     23       8/25/03         8.85             12.49              9.91              10.76
     24       9/25/03         8.82             12.47              9.91              10.74
     25       10/25/03        8.79             12.44              9.91              10.72
     26       11/25/03        8.77             12.42              9.90              10.70
     27       12/25/03        8.74             12.39              9.90              10.68
     28       1/25/04         8.72             12.36              9.89              10.66
     29       2/25/04         8.69             12.34              9.89              10.64
     30       3/25/04         8.66             12.31              9.88              10.61
     31       4/25/04         10.40            14.05              10.19             12.23
     32       5/25/04         10.40            14.05              10.19             12.23
     33       6/25/04         10.40            14.05              10.19             12.24
     34       7/25/04         10.40            14.05              10.19             12.24
     35       8/25/04         10.40            14.05              10.19             12.25
     36       9/25/04         10.40            14.05              10.19             12.25
     37       10/25/04        10.40            14.05              10.19             12.26
     38       11/25/04        10.40            14.05              10.19             12.26
     39       12/25/04        10.40            14.05              10.19             12.27
     40       1/25/05         10.40            14.06              10.19             12.27
     41       2/25/05         10.40            14.06              10.19             12.28
     42       3/25/05         10.40            14.06              10.19             12.28
     43       4/25/05         10.40            14.06              10.19             12.29
     44       5/25/05         10.40            14.06              10.19             12.29
     45       6/25/05         10.40            14.06              10.19             12.30
     46       7/25/05         10.40            14.06              10.19             12.30
     47       8/25/05         10.40            14.06              10.19             12.31
     48       9/25/05         10.40            14.06              10.19             12.31
     49       10/25/05        10.40            14.06              10.19             12.32
     50       11/25/05        10.40            14.06              10.19             12.32
     51       12/25/05        10.40            14.06              10.19             12.33
     52       1/25/06         10.40            14.06              10.19             12.33
     53       2/25/06         10.40            14.07              10.19             12.34
     54       3/25/06         10.40            14.07              10.19             12.35
     55       4/25/06         10.40            14.07              10.19             12.35
     56       5/25/06         10.40            14.07              10.19             12.36
     57       6/25/06         10.40            14.07              10.19             12.36
     58       7/25/06         10.40            14.07              10.19             12.37
     59       8/25/06         10.40            14.07              10.19             12.37
     60       9/25/06         10.40            14.07              10.19             12.38
     61       10/25/06        10.39            14.07              10.19             12.38
     62       11/25/06        10.39            14.07              10.19             12.39
     63       12/25/06        10.39            14.07              10.19             12.39
     64       1/25/07         10.39            14.08              10.19             12.40
     65       2/25/07         10.39            14.08              10.19             12.40
     66       3/25/07         10.39            14.08              10.19             12.41
     67       4/25/07         10.39            14.08              10.19             12.41
     68       5/25/07         10.39            14.08              10.19             12.42
     69       6/25/07         10.39            14.08              10.19             12.42
     70       7/25/07         10.39            14.08              10.19             12.43
     71       8/25/07         10.39            14.08              10.19             12.43
     72       9/25/07         10.39            14.08              10.19             12.44
     73       10/25/07        10.39            14.08              10.19             12.44
     74       11/25/07        10.39            14.09              10.19             12.45
     75       12/25/07        10.39            14.09              10.19             12.45
     76       1/25/08         10.39            14.09              10.19             12.46
     77       2/25/08         10.39            14.09              10.19             12.47
     78       3/25/08         10.39            14.09              10.19             12.47
     79       4/25/08         10.39            14.09              10.19             12.48
     80       5/25/08         10.38            14.09              10.19             12.48
     81       6/25/08         10.38            14.09              10.19             12.49
     82       7/25/08         10.38            14.10              10.19             12.49
     83       8/25/08         10.38            14.10              10.19             12.50
     84       9/25/08         10.38            14.10              10.19             12.50
     85       10/25/08        10.38            14.10              10.19             12.51
     86       11/25/08        10.38            14.10              10.19             12.51
     87       12/25/08        10.38            14.10              10.19             12.52
     88       1/25/09         10.38            14.10              10.19             12.52
     89       2/25/09         10.38            14.11              10.19             12.53
     90       3/25/09         10.38            14.11              10.19             12.53
     91       4/25/09         10.38            14.11              10.19             12.54
     92       5/25/09         10.38            14.11              10.19             12.54
     93       6/25/09         10.38            14.11              10.19             12.55
     94       7/25/09         10.39            14.11              10.19             12.55
     95       8/25/09         10.39            14.12              10.19             12.56
     96       9/25/09         10.39            14.12              10.19             12.56
     97       10/25/09        10.39            14.12              10.19             12.57
     98       11/25/09        10.39            14.12              10.19             12.57
     99       12/25/09        10.39            14.12              10.19             12.58
    100       1/25/10         10.39            14.13              10.19             12.58
    101       2/25/10         10.40            14.13              10.19             12.59
    102       3/25/10         10.40            14.13              10.19             12.59
    103       4/25/10         10.40            14.13              10.19             12.60
    104       5/25/10         10.40            14.13              10.19             12.60
    105       6/25/10         10.40            14.14              10.19             12.61
    106       7/25/10         10.40            14.14              10.19             12.61
    107       8/25/10         10.40            14.14              10.19             12.62
    108       9/25/10         10.41            14.14              10.19             12.62
    109       10/25/10        10.41            14.14              10.19             12.63
    110       11/25/10        10.41            14.15              10.19             12.63
    111       12/25/10        10.41            14.15              10.19             12.63
    112       1/25/11         10.41            14.15              10.19             12.64
    113       2/25/11         10.41            14.15              10.19             12.64
    114       3/25/11         10.42            14.16              10.19             12.65
    115       4/25/11         10.42            14.16              10.19             12.65
    116       5/25/11         10.42            14.16              10.19             12.66
    117       6/25/11         10.42            14.17              10.19             12.66
    118       7/25/11         10.42            14.17              10.19             12.67
    119       8/25/11         10.43            14.17              10.19             12.67
    120       9/25/11         10.43            14.17              10.19             12.68
    121       10/25/11        10.43            14.18              10.19             12.68
    122       11/25/11        10.43            14.18              10.19             12.69
    123       12/25/11        10.43            14.18              10.19             12.69


*PAYMENTS RECEIVED FROM CAP PROVIDER ARE ALLOCATED TO SUBORDINATED NOTES FOR CAP SCHEDULE, AND ARE ALSO AVAILABLE TO SENIOR SECURITIES SUBJECT TO HARD CAPS.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

 + Libor 500:

                        + Libor 500

              Payment
   Period       Date      Group I AAA's    Group II AAA's    Group III AAA's    Subordinates
------------------------------------------------------------------------------------------------
     1        10/25/01        9.25             12.88              10.23             11.20
     2        11/25/01        9.24             12.87              9.98              11.15
     3        12/25/01        9.23             12.86              9.98              11.15
     4        1/25/02         9.22             12.85              9.98              11.15
     5        2/25/02         9.21             12.84              9.98              11.15
     6        3/25/02         9.19             12.83              9.98              11.14
     7        4/25/02         9.18             12.82              9.97              11.14
     8        5/25/02         9.17             12.81              9.97              11.13
     9        6/25/02         9.15             12.79              9.97              11.12
     10       7/25/02         9.13             12.78              9.97              11.12
     11       8/25/02         9.12             12.76              9.96              11.11
     12       9/25/02         9.10             12.74              9.96              11.10
     13       10/25/02        9.08             12.72              9.96              11.08
     14       11/25/02        9.05             12.70              9.95              11.07
     15       12/25/02        9.03             12.68              9.95              11.06
     16       1/25/03         9.01             12.65              9.94              11.04
     17       2/25/03         8.99             12.63              9.94              11.03
     18       3/25/03         8.97             12.61              9.93              11.01
     19       4/25/03         8.94             12.59              9.93              11.00
     20       5/25/03         8.92             12.56              9.93              10.98
     21       6/25/03         8.89             12.54              9.92              10.97
     22       7/25/03         8.87             12.52              9.92              10.95
     23       8/25/03         8.85             12.49              9.91              10.93
     24       9/25/03         8.82             12.47              9.91              10.92
     25       10/25/03        8.79             12.44              9.90              10.90
     26       11/25/03        8.77             12.42              9.90              10.88
     27       12/25/03        8.74             12.39              9.89              10.86
     28       1/25/04         8.72             12.36              9.89              10.84
     29       2/25/04         8.69             12.34              9.88              10.82
     30       3/25/04         8.66             12.31              9.88              10.80
     31       4/25/04         10.40            14.05              10.19             12.73
     32       5/25/04         10.40            14.05              10.19             12.75
     33       6/25/04         10.40            14.05              10.19             12.76
     34       7/25/04         10.40            14.05              10.19             12.78
     35       8/25/04         10.40            14.05              10.19             12.79
     36       9/25/04         10.40            14.05              10.19             12.81
     37       10/25/04        10.40            14.05              10.19             12.82
     38       11/25/04        10.40            14.05              10.19             12.84
     39       12/25/04        10.40            14.05              10.19             12.85
     40       1/25/05         10.40            14.06              10.19             12.87
     41       2/25/05         10.40            14.06              10.19             12.88
     42       3/25/05         10.40            14.06              10.19             12.90
     43       4/25/05         10.40            14.06              10.19             12.92
     44       5/25/05         10.40            14.06              10.19             12.93
     45       6/25/05         10.40            14.06              10.19             12.93
     46       7/25/05         10.40            14.06              10.19             12.94
     47       8/25/05         10.40            14.06              10.19             12.94
     48       9/25/05         10.40            14.06              10.19             12.95
     49       10/25/05        10.40            14.06              10.19             12.95
     50       11/25/05        10.40            14.06              10.19             12.96
     51       12/25/05        10.40            14.06              10.19             12.96
     52       1/25/06         10.40            14.06              10.19             12.97
     53       2/25/06         10.40            14.07              10.19             12.97
     54       3/25/06         10.40            14.07              10.19             12.98
     55       4/25/06         10.40            14.07              10.19             12.98
     56       5/25/06         10.40            14.07              10.19             12.99
     57       6/25/06         10.40            14.07              10.19             12.99
     58       7/25/06         10.40            14.07              10.19             13.00
     59       8/25/06         10.40            14.07              10.19             13.00
     60       9/25/06         10.40            14.07              10.19             13.01
     61       10/25/06        10.39            14.07              10.19             13.01
     62       11/25/06        10.39            14.07              10.19             13.02
     63       12/25/06        10.39            14.07              10.19             13.02
     64       1/25/07         10.39            14.08              10.19             13.03
     65       2/25/07         10.39            14.08              10.19             13.04
     66       3/25/07         10.39            14.08              10.19             13.04
     67       4/25/07         10.39            14.08              10.19             13.05
     68       5/25/07         10.39            14.08              10.19             13.05
     69       6/25/07         10.39            14.08              10.19             13.06
     70       7/25/07         10.39            14.08              10.19             13.06
     71       8/25/07         10.39            14.08              10.19             13.07
     72       9/25/07         10.39            14.08              10.19             13.07
     73       10/25/07        10.39            14.08              10.19             13.08
     74       11/25/07        10.39            14.09              10.19             13.08
     75       12/25/07        10.39            14.09              10.19             13.09
     76       1/25/08         10.39            14.09              10.19             13.09
     77       2/25/08         10.39            14.09              10.19             13.10
     78       3/25/08         10.39            14.09              10.19             13.10
     79       4/25/08         10.39            14.09              10.19             13.11
     80       5/25/08         10.38            14.09              10.19             13.11
     81       6/25/08         10.38            14.09              10.19             13.12
     82       7/25/08         10.38            14.10              10.19             13.12
     83       8/25/08         10.38            14.10              10.19             13.13
     84       9/25/08         10.38            14.10              10.19             13.13
     85       10/25/08        10.38            14.10              10.19             13.14
     86       11/25/08        10.38            14.10              10.19             13.15
     87       12/25/08        10.38            14.10              10.19             13.15
     88       1/25/09         10.38            14.10              10.19             13.16
     89       2/25/09         10.38            14.11              10.19             13.16
     90       3/25/09         10.38            14.11              10.19             13.17
     91       4/25/09         10.38            14.11              10.19             13.17
     92       5/25/09         10.38            14.11              10.19             13.18
     93       6/25/09         10.38            14.11              10.19             13.18
     94       7/25/09         10.39            14.11              10.19             13.19
     95       8/25/09         10.39            14.12              10.19             13.19
     96       9/25/09         10.39            14.12              10.19             13.20
     97       10/25/09        10.39            14.12              10.19             13.20
     98       11/25/09        10.39            14.12              10.19             13.20
     99       12/25/09        10.39            14.12              10.19             13.21
    100       1/25/10         10.39            14.13              10.19             13.21
    101       2/25/10         10.40            14.13              10.19             13.22
    102       3/25/10         10.40            14.13              10.19             13.22
    103       4/25/10         10.40            14.13              10.19             13.23
    104       5/25/10         10.40            14.13              10.19             13.23
    105       6/25/10         10.40            14.14              10.19             13.24
    106       7/25/10         10.40            14.14              10.19             13.24
    107       8/25/10         10.40            14.14              10.19             13.25
    108       9/25/10         10.41            14.14              10.19             13.25
    109       10/25/10        10.41            14.14              10.19             13.26
    110       11/25/10        10.41            14.15              10.19             13.26
    111       12/25/10        10.41            14.15              10.19             13.27
    112       1/25/11         10.41            14.15              10.19             13.27
    113       2/25/11         10.41            14.15              10.19             13.28
    114       3/25/11         10.42            14.16              10.19             13.28
    115       4/25/11         10.42            14.16              10.19             13.29
    116       5/25/11         10.42            14.16              10.19             13.29
    117       6/25/11         10.42            14.17              10.19             13.30
    118       7/25/11         10.42            14.17              10.19             13.30
    119       8/25/11         10.43            14.17              10.19             13.31
    120       9/25/11         10.43            14.17              10.19             13.31
    121       10/25/11        10.43            14.18              10.19             13.32
    122       11/25/11        10.43            14.18              10.19             13.32
    123       12/25/11        10.43            14.18              10.19             13.33
    124       1/25/12         10.44            14.19              10.19             13.33


*PAYMENTS RECEIVED FROM CAP PROVIDER ARE ALLOCATED TO SUBORDINATED NOTES FOR CAP SCHEDULE, AND ARE ALSO AVAILABLE TO SENIOR SECURITIES SUBJECT TO HARD CAPS.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.